Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 2, dated August 23, 2013
to
Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated May 14, 2013, or the Prospectus, as supplemented by Supplement No. 1, dated July 2, 2013.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

INCREASE IN PUBLIC OFFERING PRICE

On August 15, 2013, our board of directors approved an increase to our public offering price from $11.00 per share to $11.10 per share. This increase became effective with the Company’s semi-monthly closing, which occurred on August 16, 2013. This public offering price increase is consistent with our pricing policy, which ensures that our net offering price is not less than our net asset value per share.

INCREASE IN ANNUALIZED DISTRIBUTION

On August 15, 2013, our board of directors approved an increase to our annualized distribution, in order to continue to pay a 7.75% annualized distribution rate, based upon the increase to our public offering price to $11.10 per share. As previously announced, we intend to sustain an annualized distribution rate of 7.75% in relation to our current public offering price with each subsequent public offering price increase, subject to approval by our board of directors.

AMENDMENT TO TOTAL RETURN SWAP AGREEMENT

In connection with the increase of the Company’s total exposure under its total return swap agreement with Citibank, N.A. from $200.0 million to $275.0 million, this supplement revises the disclosure in the Prospectus as follows:

•	The third to last bullet on page 7 of the Prospectus is hereby replaced with the following disclosure.

“Through a wholly-owned financing subsidiary, we have entered into a revolving credit facility with Wells Fargo Bank National Assocation that provides for borrowings in an aggregate principal amount of up to $100.0 million on a committed basis, with a term of 48 months. In addition, through a wholly-owned financing subsidiary, we have entered into a total return swap agreement, or TRS, with Citibank, N.A., or Citi, that has an aggregate notional value of $275.0 million. In connection with these agreements, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser.”

•	The following disclosure is hereby added as the last sentence of the second paragraph under “Financing Arrangements” on page 13 of the Prospectus.

“On July 18, 2013, we further increased the maximum aggregate market value under the TRS from $200.0 million to $275.0 million.”

•	The third full paragraph under the section “Risks Relating to Debt Financing” on page 43 of the Prospectus is hereby replaced with the following disclosure.

“As of July 18, 2013, we have entered into the Credit Facility with Wells Fargo which provides for borrowings in an aggregate principal amount of up to $100.0 million on a committed basis, with a term that extends through April 26, 2018 and a total return swap with Citi which provides us with exposure to a portfolio of loans with a maximum aggregate market value of $275.0 million. In connection with entering into the Credit Facility, we completely repaid the revolving credit facility we had with Main Street Capital Corporation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information about these financing arrangements.”

•	The risk entitled “We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage” on pages 43 – 44 of the Prospectus is hereby replaced with the following disclosure.

“We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

On July 13, 2012, we, through our wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi, which we subsequently amended on October 17, 2012, December 7, 2012, May 10, 2013 and July 18, 2013, increasing the maximum possible exposure under the TRS to $275.0 million.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The Agreement effectively adds leverage to our portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The Agreement enables us, through our ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the Agreement, without actually owning them, in return for an interest-type payment to Citi.

The Agreement is subject to market risk and liquidity risk.

The obligations under the Agreement are non-recourse to us and our exposure to the Agreement is limited to the amount that we contribute to 405 Sub in connection with the Agreement. Generally, that amount will be the amount that 405 Sub is required to post as cash collateral for each loan (which, in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). 405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the Agreement) of $275.0 million. The current price of any loan, from day to day, will be calculated by the calculation agent, Citi, as net cash proceeds that would be received from the sale on such date of determination, less the related costs of assigning that obligation.

405 Sub will pay interest to Citi for each loan at a rate equal to one-month LIBOR plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub may deduct the appreciation of such loan’s value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the Agreement contains the following and other customary termination events: (a) a failure to post initial cash collateral or additional cash collateral as required by the Agreement; (b) a default by 405 Sub or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our NAV at such time; (c) a merger of 405 Sub or us meeting certain criteria; (d) either us or 405 Sub amending its constituent documents in a manner that has or could reasonably be expected to have a material adverse effect; (e) our ceasing to be the sole owner of 405 Sub; (f) our ceasing to be the investment manager of 405 Sub or having authority to enter into transactions under the total return swap on behalf of 405 Sub, and not being replaced by an entity reasonably acceptable to Citi; (g) BDCA Adviser ceasing to be our investment adviser; (h) 405 Sub failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) 405 Sub becoming liable in respect of any obligation for borrowed money, other than arising under the Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citi, any material change to or departure from our policies or the policies of 405 Sub that may not be changed without the vote of our stockholders and that relates to 405 Sub’s performance of its obligations under the Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the Agreement, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days’ notice and 405 Sub would be required to pay certain breakage costs to Citi. 405 Sub may terminate the Agreement prior to July 13, 2015 but would be required to pay certain termination fees.”

INVESTMENT PORTFOLIO

We intend to add to our portfolio as the offering progresses. The following are our investment portfolio and portfolio of assets subject to the total return swap, or TRS, with Citibank, N.A., as of August 15, 2013:

Balance Sheet Portfolio

Portfolio Company/Type of Investment	Industry	Principal
ALM VI, Ltd. Subordinated Notes Collateralized Securities (Maturity – June 14, 2023)	Banking, Finance, Insurance & Real Estate	$2,000,000.00
American Dental Partners, Inc. L+500 Senior Secured First Lien Debt (Maturity – February 9, 2018)	Healthcare & Pharmaceuticals	3,924,717.00
American Importing Company, Inc. L+450 Senior Secured First Lien Debt (Maturity – May 15, 2018)	Beverage, Food & Tobacco	11,000,000.00
Avaya, Inc. L+450 Senior Secured First Lien Debt (Maturity – October 26, 2017)	Telecommunications	3,955,903.22
BBTS Borrower LP L+650 Senior Secured First Lien Debt (Maturity – June 4, 2019)	Energy: Oil & Gas	5,985,000.00
Carlyle Global Market Strategies CLO 2012-1, Ltd. Subordinated Notes Collateralized Securities (Maturity – April 20, 2022)	Banking, Finance, Insurance & Real Estate	2,000,000.00
Carlyle Global Market Strategies CLO 2012-2, Ltd. Subordinated Notes Collateralized Securities (Maturity – July 20, 2023)	Banking, Finance, Insurance & Real Estate	1,000,000.00
Carlyle GMS Finance, Inc. Equity/Other	Banking, Finance, Insurance & Real Estate	1,938,268.42
Catamaran CLO 2013-1 Ltd. Subordinated Notes Collateralized Securities (Maturity – January 27, 2025)	Banking, Finance, Insurance & Real Estate	25,000,000.00
Clover Technologies Group, LLC L+550 Senior Secured First Lien Debt (Maturity – May 7, 2018)	Environmental Industries	4,343,247.83

Portfolio Company/Type of Investment	Industry	Principal
Creative Circle, LLC L+600 Senior Secured First Lien Debt (Maturity – September 28, 2017)	Services: Business	$8,932,584.26
CREDITCORP 12.00% Senior Secured Second Lien Debt (Maturity – July 15, 2018)	Banking, Finance, Insurance & Real Estate	8,500,000.00
CST Industries, Inc. L+625 Senior Secured First Lien Debt (Maturity – May 23, 2017)	Construction & Building	3,800,000.00
EIG Investors Corp. L+500 Senior Secured First Lien Debt (Maturity – November 9, 2019)	Services: Business	3,323,000.00
Eureka Hunter Holdings, LLC 12.50% Senior Secured Second Lien Debt (Maturity – August 16, 2018)	Energy: Oil & Gas	5,000,000.00
Expera Specialty Solutions, LLC L+625 Senior Secured First Lien Debt (Maturity – December 21, 2018)	Forest Products & Paper	8,000,000.00
EZE Trucking, Inc. L+975 Senior Secured First Lien Debt (Maturity – July 31, 2018)	Cargo Transport	12,500,000.00
FairPay Solutions Inc. Term Loan A L+575 Senior Secured First Lien Debt (Maturity – January 16, 2015)	Healthcare & Pharmaceuticals	2,400,022.18
FairPay Solutions Inc. Term Loan B L+650 Senior Secured First Lien Debt (Maturity – January 16, 2015)	Healthcare & Pharmaceuticals	7,500,000.00
Garrison Funding 2013-1 Ltd. Subordinated Notes Collateralized Securities (Maturity – September 30, 2023)	Banking, Finance, Insurance & Real Estate	10,000,000.00
Global Telecom & Technology, Inc. L+550 Senior Secured First Lien Debt (Maturity – March 31, 2016)	Telecommunications	8,000,000.00
Gold, Inc. 15.00% Subordinated Debt (Maturity – December 31, 2017)	Consumer Goods: Non-durable	12,060,666.67
H.D. Vest, Inc. 9.25% Senior Secured Second Lien Debt (Maturity – June 18, 2019)	Services: Business	8,750,000.00
Ikaria Acquisition Inc. L+600 Senior Secured First Lien Debt (Maturity – July 3, 2018)	Healthcare & Pharmaceuticals	6,000,000.00

Portfolio Company/Type of Investment	Industry	Principal
Jackson Hewitt, Inc. L+850 Senior Secured First Lien Debt (Maturity – October 16, 2017)	Services: Business	$2,421,875.00
JMP Credit Advisors CLO II Ltd. Subordinated Notes Collateralized Securities (Maturity – April 30, 2023)	Banking, Finance, Insurance & Real Estate	6,000,000.00
K2 Pure Solutions Nocal, L.P. L+600 Senior Secured First Lien Debt (Maturity – August 19, 2019)	Chemicals, Plastics & Rubber	10,000,000.00
Linc Energy Finance USA, Inc. 12.50% Senior Secured Second Lien Debt (Maturity – October 31, 2017)	Energy: Oil & Gas	9,000,000.00
MBLOX Inc. 10.75% Senior Secured Second Lien Debt (Maturity – September 1, 2017)	Telecommunications	7,000,000.00
MBLOX Inc. – Warrants Equity/Other	Telecommunications	1,530,547.00
MC Funding Ltd. Preferred Shares Collateralized Securities (Maturity – December 20, 2020)	Banking, Finance, Insurance & Real Estate	4,000,000.00
Mitel Networks Corp. L+575 Senior Secured First Lien Debt (Maturity – February 27, 2019)	Telecommunications	3,980,000.00
NewStar Arlington Fund, LLC Equity/Other	Banking, Finance, Insurance & Real Estate	25,647,647.43
NextCare, Inc. L+550 Senior Secured First Lien Debt (Maturity – October 10, 2017)	Healthcare & Pharmaceuticals	9,298,986.00
PennantPark Credit Opportunity Fund LP Equity/Other	Banking, Finance, Insurance & Real Estate	10,000,000.00
PPT Management, LLC L+700 Senior Secured First Lien Debt (Maturity – October 31, 2016)	Healthcare & Pharmaceuticals	2,073,226.88
Precision Dermatology, Inc. L+900 Senior Secured First Lien Debt (Maturity – April 25, 2017)	Healthcare & Pharmaceuticals	4,591,836.72
Precision Dermatology, Inc. – Warrants Equity/Other	Healthcare & Pharmaceuticals	217,770.00
Premier Dental Services Inc. L+700 Senior Secured First Lien Debt (Maturity – November 1, 2018)	Healthcare & Pharmaceuticals	3,980,000.00

Portfolio Company/Type of Investment	Industry	Principal
Pre-Paid Legal Services, Inc. L+500 Senior Secured First Lien Debt (Maturity – July 1, 2019)	Services: Consumer	$7,500,000.00
RedPrairie Corp L+550 Senior Secured First Lien Debt (Maturity – December 12, 2018)	High Tech Industries	1,990,000.00
Riverboat Corp. of Mississippi L+875 Senior Secured First Lien Debt (Maturity – November 29, 2016)	Hotel, Gaming & Leisure	10,000,000.00
S.B. Restaurant Co., Inc. 14.00% Subordinated Debt (Maturity – January 10, 2018)	Beverage, Food & Tobacco	4,039,590.48
S.B. Restaurant Co., Inc. – Warrants Equity/Other	Beverage, Food & Tobacco	347.80
Shackleton 2013-IV CLO, LTD. Subordinated Notes Collateralized Securities (Maturity – July 9, 2014)	Banking, Finance, Insurance & Real Estate	15,000,000.00
Source Refrigeration & HVAC, Inc. L+525 Senior Secured First Lien Debt (Maturity – April 30, 2017)	Services: Business	2,856,294.64
Teleflex Marine, Inc. 13.50% Senior Secured Second Lien Debt (Maturity – August 24, 2017)	Hotel, Gaming & Leisure	3,332,000.00
Telligent Systems, Inc. 10.75% Senior Secured Second Lien Debt (Maturity – July 11, 2016)	Services: Business	5,000,000.00
Telligent Systems, Inc. 12.00% Subordinated Debt (Maturity – July 11, 2018)	Services: Business	2,000,000.00
Telligent Systems, Inc. Equity/Other	Services: Business	1,535,000.00
Tennenbaum Waterman Fund, L.P. Equity/Other	Banking, Finance, Insurance & Real Estate	6,576,970.04
The SAVO Group, Ltd. 10.95% Subordinated Debt (Maturity – March 28, 2017)	High Tech Industries	2,500,000.00
The SAVO Group, Ltd. – Warrants Equity/Other	High Tech Industries	103,500.00
The Tennis Channel Holdings, Inc. L+850 Senior Secured First Lien Debt (Maturity – May 23, 2017)	Media: Broadcasting & Subscription	15,055,000.00
THL Credit Greenway Fund II LLC Equity/Other	Banking, Finance, Insurance & Real Estate	7,346,061.15

Portfolio Company/Type of Investment	Industry	Principal
TriNet HR Corp. L+525 Senior Secured First Lien Debt (Maturity – October 24, 2018)	Services: Business	$2,992,488.73
Trinity Consultants Holdings, Inc. L+500 Senior Secured First Lien Debt (Maturity – April 15, 2018)	Environmental Industries	3,121,067.88
United Central Industrial Supply Company, LLC L+625 Senior Secured First Lien Debt (Maturity – October 12, 2018)	Metals & Mining	3,968,000.00
Varel International Energy Mezzanine Funding Corp. 14.00% Subordinated Debt (Maturity – June 12, 2017)	Energy: Oil & Gas	10,183,040.00
Vestcom Acquisition, Inc. 12.00% Subordinated Debt (Maturity – June 26, 2019)	Media: Advertising, Printing & Publishing	7,500,000.00
Total		$378,254,659.33

TRS Portfolio

Portfolio Company/Type of Investment	Industry	Principal
AM General LLC L+900 Senior Secured First Lien Debt (Maturity – March 22, 2018)	Aerospace & Defense	$7,000,000.00
American Dental Partners, Inc. L+500 Senior Secured First Lien Debt (Maturity – February 9, 2018)	Healthcare & Pharmaceuticals	3,413,891.15
BBTS Borrower LP L+650 Senior Secured First Lien Debt (Maturity – June 4, 2019)	Energy: Oil & Gas	18,952,500.00
Clover Technologies Group, LLC L+550 Senior Secured First Lien Debt (Maturity – May 7, 2018)	Environmental Industries	7,280,622.30
Corner Investment PropCo, LLC L+975 Senior Secured First Lien Debt (Maturity – November 2, 2019)	Hotel, Gaming & Leisure	9,000,000.00
DS Waters of America Inc. L+900 Senior Secured First Lien Debt (Maturity – August 29, 2017)	Beverage, Food & Tobacco	2,465,538.86
EIG Investors Corp. L+900 Senior Secured Second Lien Debt (Maturity – May 8, 2020)	Services: Business	4,000,000.00
eResearch Technology, Inc. L+475 Senior Secured First Lien Debt (Maturity – May 2, 2018)	Services: Business	3,980,000.00
Expera Specialty Solutions, LLC L+625 Senior Secured First Lien Debt (Maturity – December 21, 2018)	Forest Products & Paper	7,000,000.00
Hearthside Food Solutions, LLC L+525 Senior Secured First Lien Debt (Maturity – June 7, 2018)	Beverage, Food & Tobacco	5,457,515.54
Horseshoe Baltimore L+700 Senior Secured First Lien Debt (Maturity – April 26, 2020)	Hotel, Gaming & Leisure	3,000,000.00
Ikaria Acquisition, Inc. L+600 Senior Secured First Lien Debt (Maturity – July 3, 2018)	Healthcare & Pharmaceuticals	14,000,000.00
J.G. Wentworth L+750 Senior Secured First Lien Debt (Maturity – February 8, 2019)	Banking, Finance, Insurance & Real Estate	10,979,673.91

Portfolio Company/Type of Investment	Industry	Principal
Jackson Hewitt, Inc. L+850 Senior Secured First Lien Debt (Maturity – October 16, 2017)	Services: Business	$7,265,625.00
Jacobs Entertainment, Inc. L+500 Senior Secured First Lien Debt (Maturity – October 29, 2018)	Hotel, Gaming & Leisure	3,970,000.00
Liquidnet Holdings, Inc. L+800 Senior Secured First Lien Debt (Maturity – May 3, 2017)	Banking, Finance, Insurance & Real Estate	8,393,750.00
LKQ Corporation L+575 Senior Secured First Lien Debt (Maturity – August 8, 2019)	Automotive	10,000,000.00
Mitel Networks Corporation L+575 Senior Secured First Lien Debt (Maturity – February 27, 2019)	Telecommunications	5,970,000.00
Plato Learning, Inc. L+475 Senior Secured First Lien Debt (Maturity – May 17, 2018)	Media: Advertising, Printing & Publishing	2,437,500.00
Plato Learning, Inc. L+975 Senior Secured Second Lien Debt (Maturity – May 17, 2019)	Media: Advertising, Printing & Publishing	2,000,000.00
Premier Dental Services, Inc. L+700 Senior Secured First Lien Debt (Maturity – November 1, 2018)	Healthcare & Pharmaceuticals	4,975,000.00
Pre-Paid Legal Services, Inc. L+500 Senior Secured First Lien Debt (Maturity – July 1, 2019)	Services: Consumer	12,500,000.00
RedPrairie Corp. L+1000 Senior Secured Second Lien Debt (Maturity – December 14, 2019)	High Tech Industries	8,000,000.00
St. George's University Scholastic Services, LLC L+700 Senior Secured First Lien Debt (Maturity – December 20, 2017)	Services: Consumer	8,550,000.00
STG-Fairway Acquisitions, Inc. L+500 Senior Secured First Lien Debt (Maturity – February 28, 2019)	Capital Equipment	6,982,500.00
US Shipping LLC L+775 Senior Secured First Lien Debt (Maturity – April 11, 2018)	Cargo Transport	12,000,000.00
United Central Industrial Supply Company, LLC L+625 Senior Secured First Lien Debt (Maturity – October 12, 2018)	Metals & Mining	4,960,000.00

Portfolio Company/Type of Investment	Industry	Principal
Varel International Energy Mezzanine Funding Corp. L+775 Senior Secured First Lien Debt (Maturity – July 17, 2017)	Energy: Oil & Gas	$4,925,000.00
Vestcom Acquisition, Inc. L+575 Senior Secured First Lien Debt (Maturity – February 26, 2018)	Media: Advertising, Printing & Publishing	7,462,500.00
Total		$206,921,616.76

FILING OF FORM 10-Q

On August 13, 2013, we filed our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, or the Form 10-Q, with the Securities and Exchange Commission. We have attached the Form 10-Q to this supplement as Annex A.

Annex A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2013

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 0-54251

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact Name of Registrant as Specified in its Charter)

Maryland	27-2614444
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York	10022
(Address of Principal Executive Office)	(Zip Code)

(212) 415-6500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes ☐ No ☒

The number of shares of the registrant's common stock, $0.001 par value, outstanding as of August 13, 2013 was 40,652,591.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

FORM 10-Q FOR THE SIX MONTHS ENDED JUNE 30, 2013

i

Item 1. Financial Statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands except share and per share data)

	June 30, 2013	December 31, 2012
	(Unaudited)
ASSETS
Investments, at fair value:
Control Investments, at fair value (amortized cost of $57,990 and $0, respectively)	$59,403	$—
Affiliate Investments, at fair value (amortized cost of $13,113 and $5,000, respectively)	13,306	5,137
Non-control/Non-affiliate Investments, at fair value (amortized cost of $233,612 and $129,925, respectively)	236,010	131,034
Total Investments, at fair value (amortized cost of $304,715 and $134,925, respectively)	308,719	136,171
Cash and cash equivalents	9,191	14,180
Cash collateral on deposit with custodian	52,234	19,157
Interest receivable	2,912	1,212
Due from affiliate, net	1,341	1,601
Deferred credit facility financing costs, net	1,497	735
Unrealized gain on total return swap	2,701	388
Receivable due on total return swap	2,084	1,286
Prepaid expenses and other assets	859	234
Receivable for unsettled trades	5,500	11,913
Total assets	$387,038	$186,877
LIABILITIES
Revolving credit facility	$22,187	$33,907
Payable for unsettled trades	29,740	9,800
Management fees payable	1,211	546
Subordinated income incentive fees payable	1,389	—
Accrued capital gains incentive fees	1,149	358
Accounts payable and accrued expenses	252	191
Interest and credit facility fees payable	382	192
Payable for common stock repurchases	—	175
Stockholder distributions payable	2,289	1,023
Total liabilities	$58,599	$46,192
NET ASSETS
Preferred stock, $.001 par value, 50,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $.001 par value, 450,000,000 shares authorized, 33,900,183 and 14,943,215 shares issued and outstanding, respectively	34	15
Capital in excess of par value	321,152	138,340
Accumulated under distributed net investment income	548	696
Net unrealized appreciation on investments and total return swap	6,705	1,634
Net assets	328,439	140,685
Total liabilities and net assets	$387,038	$186,877
Net asset value per share	$9.69	$9.41

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands except share and per share data)
(Unaudited)

	For the Three Months Ended June 30, 2013	For the Three Months Ended June 30, 2012	For the Six Months Ended June 30,2013	For the Six Months Ended June 30,2012
Investment income:
Interest from investments
Control investments	$403	$—	$403	$—
Affiliate investments	114	—	191	—
Non-control/Non-affiliate investments	4,519	1,148	8,678	1,718
Total interest from investments	5,036	1,148	9,272	1,718
Interest from cash and cash equivalents	2	—	3	—
Total interest income	5,038	1,148	9,275	1,718
Other income	138	8	256	49
Total investment income	5,176	1,156	9,531	1,767
Operating expenses:
Interest and credit facility financing expenses	467	122	769	228
Professional fees	574	108	812	227
Directors fees	17	11	33	39
Insurance	57	52	111	103
Management fees	1,211	230	2,037	328
Subordinated income incentive fees	1,100	208	1,829	279
Capital gains incentive fees	568	38	899	117
Other administrative	13	13	71	40
Expenses before expense waivers and reimbursements from Adviser	4,007	782	6,561	1,361
Waiver of management and incentive fees	—	(476)	(406)	(724)
Expense support reimbursements from Adviser	—	(189)	—	(266)
Total expenses net of expense waivers and reimbursements from Adviser	4,007	117	6,155	371
Net investment income	1,169	1,039	3,376	1,396
Realized and unrealized gain on investments and total return swap:
Net realized gain from investments	739	502	1,734	582
Net realized gain from total return swap	2,874	—	4,669	—
Net unrealized appreciation (depreciation) on investments	2,100	(363)	2,758	(30)
Net unrealized appreciation on total return swap	30	—	2,314	—
Net realized and unrealized gain on investments and total return swap	5,743	139	11,475	552
Net increase in net assets resulting from operations	$6,912	$1,178	$14,851	$1,948
Per share information – basic and diluted
Net investment income	$0.04	$0.21	$0.14	$0.41
Net increase in net assets resulting from operations	$0.25	$0.23	$0.63	$0.57
Weighted average common shares outstanding	28,159,751	5,055,135	23,574,852	3,397,075

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollars in thousands except share and per share data)
(Unaudited)

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Operations:
Net investment income	$3,376	$1,396
Net realized gain from investments	1,734	582
Net realized gain from total return swap	4,669	—
Net unrealized appreciation (depreciation) on investments	2,758	(30)
Net unrealized appreciation on total return swap	2,314	—
Net increase in net assets from operations	14,851	1,948
Stockholder distributions:
Net decrease in net assets from stockholder distributions	(9,928)	(1,646)
Capital share transactions:
Issuance of common stock, net of issuance costs	180,276	52,892
Reinvestment of stockholder distributions	3,013	550
Repurchases of common stock	(458)	—
Net increase in net assets from capital share transactions	182,831	53,442
Total increase in net assets	187,754	53,744
Net assets at beginning of period	140,685	8,207
Net assets at end of period	$328,439	$61,951
Net asset value per common share	$9.69	$9.20
Common shares outstanding at end of period	33,900,183	6,735,854
Accumulated under distributed net investment income	$548	$7

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in thousands)
(Unaudited)

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Operating activities:
Net increase in net assets from operations	$14,851	$1,948
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Paid-in-kind interest income	(203)	—
Net accretion of discount on investments	(246)	(120)
Amortization of deferred financing costs	121	25
Sales and repayments of investments	135,161	23,496
Purchase of investments	(302,768)	(80,399)
Net realized gain from investments	(1,734)	(582)
Net unrealized (appreciation) depreciation on investments	(2,758)	30
Net unrealized appreciation on total return swap	(2,314)	—
(Increase) decrease in operating assets:
Cash collateral on deposit with custodian	(33,077)	—
Interest receivable	(1,700)	(238)
Receivable due on total return swap	(798)	—
Prepaid expenses and other assets	(625)	(148)
Receivable for unsettled trades	6,413	(1,935)
Increase (decrease) in operating liabilities:
Payable for unsettled trades	19,940	12,728
Management and incentive fees payable	2,845	—
Accounts payable and accrued expenses	61	(32)
Interest and credit facility fees payable	190	12
Net cash used in operating activities	(166,641)	(45,215)
Financing activities:
Proceeds from issuance of shares of common stock, net of issuance costs	180,276	52,892
Repurchases of common stock	(633)	—
Payments of offering costs	1,151	(275)
Proceeds from revolving credit facility	18,000	4,100
Payments on revolving credit facility	(29,720)	—
Payments of financing cost	(882)	(50)
Payments to affiliate, net	(891)	(903)
Stockholder distributions	(5,649)	(726)
Net cash provided by financing activities	161,652	55,038
Net increase (decrease) in cash and cash equivalents	(4,989)	9,823
Cash and cash equivalents, beginning of period	14,180	828
Cash and cash equivalents, end of period	$9,191	$10,651
Supplemental information:
Interest paid during the period	$453	$161
Supplemental non-cash information:
DRIP distribution payable	$893	$114
Cash distribution payable	$1,396	$313
DRIP distribution paid	$3,013	$286
Stock distribution payable	$—	$263

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)
June 30, 2013
(Unaudited)

Portfolio Company(a)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 43.5%(b)
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.00% (6.00%), 2/9/2018	$3,925	$3,859	$3,886	1.2%
American Importing Company, Inc.	Beverage, Food & Tobacco	L+4.50% (7.00%), 5/15/2018	11,000	10,892	10,890	3.3%
Avaya, Inc.	Telecommunications	L+4.50% (4.79%), 10/26/2017	3,956	3,601	3,459	1.1%
BBTS Borrower LP	Energy: Oil & Gas	L+6.50% (7.75%), 6/4/2019	12,469	12,345	12,370	3.8%
Clover Technologies Group, LLC	Environmental Industries	L+5.50% (6.75%), 5/7/2018	4,398	4,344	4,376	1.3%
Corner Investment PropCo, LLC	Hotel, Gaming & Leisure	L+9.75% (11.00%), 11/2/2019	1,500	1,472	1,530	0.5%
Creative Circle, LLC	Services: Business	L+6.00% (7.25%), 9/28/2017	8,933	8,773	8,843	2.7%
CST Industries, Inc.	Construction & Building	L+6.25% (7.75%), 5/23/2017	3,800	3,761	3,795	1.2%
EIG Investors Corp.	Services: Business	L+5.00% (6.25%), 11/9/2019	2,985	2,957	2,996	0.9%
Expera Specialty Solutions, LLC	Forest Products & Paper	L+6.25% (7.50%), 12/21/2018	8,000	7,840	7,880	2.4%
FairPay Solutions Inc. Term Loan A	Healthcare & Pharmaceuticals	L+5.75% (7.00%), 1/16/2015	2,400	2,381	2,400	0.7%
FairPay Solutions Inc. Term Loan B	Healthcare & Pharmaceuticals	L+6.50% (8.00%), 1/16/2015	7,500	7,441	7,500	2.3%
Ikaria Acquisition Inc.	Healthcare & Pharmaceuticals	L+6.50% (7.75%), 10/16/2017	3,970	3,953	3,980	1.2%
Jackson Hewitt, Inc.	Services: Business	L+8.50% (10.00%), 10/16/2017	2,422	2,336	2,340	0.7%
K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	L+8.25% (10.50%), 9/10/2015	3,417	3,426	3,366	1.0%
Mitel Networks Corp.	Telecommunications	L+5.75% (7.00%), 2/27/2019	3,990	3,952	3,980	1.2%
PPT Management, LLC	Healthcare & Pharmaceuticals	L+7.00% (8.50%), 10/31/2016	1,938	1,929	1,938	0.6%
Precision Dermatology, Inc.	Healthcare & Pharmaceuticals	L+9.00% (13.00%), 4/25/2017	4,796	4,777	4,736	1.4%
Premier Dental Services Inc.	Healthcare & Pharmaceuticals	L+7.00% (8.25%), 11/1/2018	3,980	3,872	3,970	1.2%
Pre-Paid Legal Services, Inc.	Services: Consumer	L+5.00% (6.25%), 7/1/2019	7,500	7,425	7,475	2.3%
RedPrairie Corp	High Tech Industries	L+5.50% (6.75%), 12/12/2018	1,990	1,953	1,996	0.6%
Riverboat Corp. of Mississippi	Hotel Gaming & Leisure	L+8.75% (10.00%), 11/29/2016	10,000	9,824	9,950	3.0%
Source Refrigeration & HVAC, Inc.	Services: Business	L+5.25%, (6.75%), 4/30/2017	2,856	2,820	2,838	0.9%
The Tennis Channel Holdings, Inc.(d)	Media: Broadcasting & Subscription	L+8.50%, (8.81%), 5/23/2017	15,000	14,557	14,550	4.4%
TriNet HR Corp.	Services: Business	L+5.25%, (6.50%), 10/24/2018	2,993	2,993	2,985	0.9%
Trinity Consultants Holdings, Inc.	Environmental Industries	L+5.00%, (6.25%), 4/15/2018	3,141	3,118	3,117	0.9%
U.S. Shipping Corp.	Transportation: Cargo	L+7.75%, (9.00%), 4/24/2018	2,000	1,980	1,997	0.6%
United Central Industrial Supply Company, LLC	Metals & Mining	L+6.25%, (7.50%), 9/28/2018	3,968	3,823	3,760	1.2%
Sub Total Senior Secured First Lien Debt				$142,404	$142,903	43.5%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)
June 30, 2013
(Unaudited)

Portfolio Company(a)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured Second Lien Debt 12.8%(b)
CREDITCORP	Banking, Finance, Insurance & Real Estate	12.00%,7/15/2018	$8,500	$8,422	$8,422	2.6%
Eureka Hunter Holdings, LLC	Energy: Oil & Gas	12.50%, 8/16/2018	5,000	5,000	4,982	1.5%
H.D. Vest, Inc.	Services: Business	9.25%, 6/18/2019	8,750	8,641	8,641	2.6%
Linc Energy Finance USA, Inc.	Energy: Oil & Gas	12.50%, 10/31/2017	9,000	8,852	9,787	3.0%
MBLOX Inc.	Telecommunications	10.75%, 9/1/2017	7,000	6,967	6,965	2.1%
Teleflex Marine, Inc.(d)	Hotel, Gaming & Leisure	13.50%, 8/24/2017	3,332	3,267	3,320	1.0%
Sub Total Senior Secured Second Lien Debt				$41,149	$42,117	12.8%
Subordinated Debt – 10.9%(b)
Gold, Inc.(d)	Consumer Goods: Non-durable	15.00%, 12/31/2017	$12,000	$11,770	$11,782	3.6%
S.B. Restaurant Co., Inc.(d)	Beverage, Food & Tobacco	14.00%, 1/10/2018	4,029	3,951	3,864	1.2%
The SAVO Group, Ltd.	High Tech Industries	10.95%, 3/28/2017	2,500	2,488	2,493	0.8%
Varel International Energy Mezzanine Funding Corp.(d)	Energy: Oil & Gas	14.00%, 6/12/2017	10,183	10,090	10,170	3.0%
Vestcom Acquisition, Inc.	Media: Advertising, Printing & Publishing	12.00%, 6/26/2019	7,500	7,430	7,478	2.3%
Sub Total Subordinated Debt				$35,729	$35,787	10.9%
Collateralized Securities 13.8%(b)
ALM VI, Ltd. Subordinated Notes	Banking, Finance, Insurance & Real Estate	6/14/2023	$2,000	$1,877	$1,925	0.6%
Carlyle Global Market Strategies CLO 2012-1, Ltd. Subordinated Notes	Banking, Finance, Insurance & Real Estate	4/20/2022	2,000	1,749	1,655	0.5%
Carlyle Global Market Strategies CLO 2012-2, Ltd. Subordinated Notes	Banking, Finance, Insurance & Real Estate	7/20/2023	1,000	812	924	0.3%
Catamaran CLO 2013-1 Ltd. Subordinated Notes(e)(i)	Banking, Finance, Insurance & Real Estate	1/27/2025	25,000	23,000	24,470	7.5%
Garrison Funding 2013-1 Ltd. Subordinated Notes(e)(i)	Banking, Finance, Insurance & Real Estate	9/30/2023	7,500	7,500	7,500	2.3%
JMP Credit Advisors CLO II Ltd. Subordinated Notes(i)	Banking, Finance, Insurance & Real Estate	4/30/2023	6,000	5,700	5,643	1.7%
MC Funding Ltd. Preferred Shares	Banking, Finance, Insurance & Real Estate	12/20/2020	4,000	3,697	2,853	0.9%
Sub Total Collateralized Securities				$44,335	$44,970	13.8%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)
June 30, 2013
(Unaudited)

Portfolio Company(a)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Equity/Other – 13.1%(b)
Carlyle GMS Finance, Inc.(e)	Banking, Finance, Insurance & Real Estate		$1,205	$1,205	$1,128	0.3%
MBLOX Inc. – Warrants(e)	Telecommunications		1,531	—	409	0.1%
NewStar Arlington Fund, LLC(e)(i)	Banking, Finance, Insurance & Real Estate		21,790	21,790	21,790	6.6%
PennantPark Credit Opportunity Fund LP(g)(j)	Banking, Finance, Insurance & Real Estate		5,000	5,000	5,213	1.6%
Precision Dermatology, Inc. – Warrants(e)	Healthcare & Pharmaceuticals		218	—	—	—%
S.B. Restaurant Co., Inc. – Warrants(e)	Beverage, Food & Tobacco		—	—	230	0.1%
Tennenbaum Waterman Fund, L.P.(e)(f)	Banking, Finance, Insurance & Real Estate		4,990	4,990	5,223	1.6%
The SAVO Group, Ltd. – Warrants(e)	High Tech Industries		104	—	857	0.3%
THL Credit Greenway Fund II LLC(h)(j)	Banking, Finance, Insurance & Real Estate		8,113	8,113	8,092	2.5%
Sub Total Equity/Other				$41,098	$42,942	13.1%
TOTAL INVESTMENTS – 94.1%(b)				$304,715	$308,719	94.1%

(a)	All of the Company's investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except ALM VI, Ltd. Subordinated Notes, Carlyle Global Market Strategies CLO 2012-1, Ltd. Subordinated Notes, Carlyle Global Market Strategies CLO 2012-2, Ltd. Subordinated Notes, Carlyle GMS Finance, Inc., Catamaran CLO 2013-1 Ltd. Subordinated Notes, Garrison Funding 2013-1 Ltd. Subordinated Notes, JMP Credit Advisors CLO II Ltd. Subordinated Notes, MC Funding Ltd. Preferred Shares, Mitel Networks Corp., NewStar Arlington Fund, LLC, PennantPark Credit Opportunity Fund LP, THL Credit Greenway Fund II LLC, and Tennenbaum Waterman Fund, L.P.
(b)	Percentages are based on net assets of $328,439 thousand as of June 30, 2013.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company's board of directors as required by the Investment Company Act of 1940. (See Note 3 to the financial statements).
(d)	Terms of loan include PIK interest.
(e)	Non-income producing at June 30, 2013.
(f)	The Company has committed to fund $10.0 million in Tennenbaum Waterman Fund, L.P. over a period ending no later than September 2015. The remaining commitment as of June 30, 2013 was $5.0 million.
(g)	The investment is subject to a three year lock-up restriction on withdrawals with a 3% fee charged on withdrawals in year 4.
(h)	The Company has committed to fund $10.0 million in THL Credit Greenway Fund II LLC over a period ending no later than March 2015. The remaining commitment as of June 30, 2013 was $1.9 million.

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)
June 30, 2013
(Unaudited)

(i)	The Company's investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(j)	The Company's investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

The following table shows the portfolio composition by industry grouping based on fair value at June 30, 2013 (dollars in thousands):

	At June 30, 2013
	Investments at Fair Value	Percentage of Total Portfolio
Banking, Finance, Insurance & Real Estate	$94,838	30.8%
Energy: Oil & Gas	37,309	12.1%
Services: Business	28,644	9.3%
Healthcare & Pharmaceuticals	28,410	9.2%
Beverage, Food & Tobacco	14,984	4.9%
Telecommunications	14,812	4.8%
Hotel, Gaming & Leisure	14,800	4.8%
Media: Broadcasting & Subscription	14,550	4.7%
Consumer goods: Non-durable	11,782	3.8%
Forest Products & Paper	7,880	2.6%
Environmental Industries	7,493	2.4%
Media: Advertising, Printing & Publishing	7,478	2.4%
Services: Consumer	7,475	2.4%
High Tech Industries	5,346	1.7%
Construction & Building	3,795	1.2%
Metals & Mining	3,760	1.2%
Chemicals, Plastics & Rubber	3,366	1.1%
Transportation: Cargo	1,997	0.6%
Total	$308,719	100.0%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)
December 31, 2012

Portfolio Company(a)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 59.9(b)
Airvana Network Solutions, Inc.	High Tech Industries	L+8.00% (10.00%), 3/15/2017	$745	$715	$746	0.6%
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.75% (7.25%), 2/9/2018	3,955	3,883	3,718	2.7%
Avaya, Inc.	Telecommunications	L+4.50% (4.94%), 10/26/2017	3,979	3,588	3,502	2.5%
Clover Technologies Group, LLC	Environmental Industries	L+5.50% (6.75%), 5/7/2018	3,949	3,891	3,915	2.8%
ConvergeOne Holdings Corp.	Telecommunications	L+7.00% (8.50%), 6/8/2017	3,900	3,842	3,876	2.8%
Corner Investment Propco, LLC	Hotel, Gaming & Leisure	L+9.75% (11.00%), 11/2/2019	4,000	3,921	3,935	2.8%
Creative Circle, LLC	Services: Business	L+6.00% (7.25%), 9/28/2017	9,938	9,742	9,788	7.0%
CST Industries, Inc.	Construction & Building	L+5.25% (8.50%), 5/23/2017	3,900	3,855	3,866	2.7%
EIG Investors Corp.	Services: Business	L+5.00% (6.25%), 11/9/2019	3,000	2,970	2,998	2.1%
eResearch Technology, Inc.	Healthcare & Pharmaceuticals	L+6.50% (8.00%), 7/11/2018	499	480	493	0.4%
Hudson Products Holdings, Inc.	Capital Equipment	L+5.75% (7.00%), 6/7/2017	4,000	3,960	4,005	2.8%
Ikaria Acquisition, Inc.	Healthcare & Pharmaceuticals	L+6.50% (7.75%), 9/15/2017	3,990	3,971	4,005	2.8%
Jackson Hewitt, Inc.	Services: Business	L+8.50% (10.00%), 10/16/2017	5,000	4,806	4,825	3.4%
K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	L+7.75% (10.00%), 9/10/2015	3,434	3,445	3,400	2.4%
Permian Tank & Manufacturing, Inc.	Energy: Oil & Gas	L+7.25% (9.00%), 3/16/2017	1,550	1,515	1,578	1.1%
PPT Management, LLC	Healthcare & Pharmaceuticals	L+7.00% (8.50%), 10/31/2016	1,989	1,978	1,989	1.4%
Precision Dermatology, Inc.	Healthcare & Pharmaceuticals	L+9.00% (13.00%), 4/25/2017	5,000	4,978	4,995	3.6%
Premier Dental Services, Inc.	Healthcare & Pharmaceuticals	L+7.00% (8.25%), 11/1/2018	4,000	3,882	3,890	2.8%
RedPrairie Corp.	High Tech Industries	L+5.00% (6.75%), 12/12/2018	2,000	1,960	2,002	1.4%
Riverboat Corp. of Mississippi	Hotel, Gaming & Leisure	L+8.75% (10.00%), 11/29/2016	10,000	9,802	9,900	7.0%
Source Refrigeration & HVAC, Inc.	Services: Business	L+5.25% (6.75%), 4/30/2017	2,963	2,920	2,962	2.1%
United Central Industrial Supply Company, LLC	Metals & Mining	L+6.25% (7.50%), 9/28/2018	4,000	3,844	3,840	2.7%
Sub Total Senior Secured First Lien Debt				$83,948	$84,228	59.9%
Senior Secured Second Lien Debt – 23.7%(b)
EIG Investors Corp.	Services: Business	L+9.00% (10.25%), 5/9/2020	$4,000	$3,960	$3,980	2.8%
Eureka Hunter Holdings, LLC	Energy: Oil & Gas	12.50%, 8/16/2018	5,000	5,000	5,000	3.6%
Plato Learning, Inc.	Media: Advertising, Printing & Publishing	L+9.75% (11.25%), 5/10/2019	2,000	1,963	1,960	1.4%
Linc Energy Finance USA, Inc.	Energy: Oil & Gas	12.50%, 10/31/2017	11,000	10,769	11,014	7.8%
RedPrairie Corp.	High Tech Industries	L+10.00% (11.25%), 12/12/2019	8,000	7,840	8,147	5.8%
Teleflex Marine, Inc.(d)	Hotel, Gaming & Leisure	13.50%, 8/24/2017	3,332	3,259	3,258	2.3%
Sub Total Senior Secured Second Lien Debt				$32,791	$33,359	23.7%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)
December 31, 2012

Portfolio Company(a)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Subordinated Debt – 2.8%(b)
S.B Restaurant Co., Inc.(d)	Beverage, Food & Tobacco	14.00%, 1/10/2018	$4,009	$3,924	$3,939	2.8%
Sub Total Subordinated Debt				$3,924	$3,939	2.8%
Collateralized Securities – 6.1%(b)
ALM VI, Ltd. Subordinated Notes(e)	Banking, Finance, Insurance & Real Estate	6/14/2023	$2,000	$1,980	$2,030	1.4%
Carlyle Global Market Strategies CLO 2012-1, Ltd. Subordinated Notes(e)	Banking, Finance, Insurance & Real Estate	4/20/2022	2,000	1,840	1,950	1.4%
Carlyle Global Market Strategies CLO 2012-2, Ltd. Subordinated Notes(e)(f)	Banking, Finance, Insurance & Real Estate	7/20/2023	1,000	850	953	0.7%
MC Funding Ltd. Preferred Shares(e)	Banking, Finance, Insurance & Real Estate	12/20/2020	4,000	3,840	3,600	2.6%
Sub Total Collateralized Securities				$8,510	$8,533	6.1%
Equity/Other – 4.3%(b)
PennantPark Credit Opportunities Fund, L.P.(f)(h)(i)	Banking, Finance, Insurance & Real Estate		$5,000	$5,000	$5,137	3.6%
Precision Dermatology, Inc., Warrants, Strike: $1.148(f)	Healthcare & Pharmaceuticals		218	—	—	—%
S.B Restaurant Co., Inc. – Warrants, Strike: $0.0001(f)	Beverage, Food & Tobacco		—	—	223	0.2%
Tennenbaum Waterman Fund, L.P.(f)(g)	Banking, Finance, Insurance & Real Estate		768	752	752	0.5%
Sub Total Equity/Other				$5,752	$6,112	4.3%
TOTAL INVESTMENTS – 96.8%(b)				$134,925	$136,171	96.8%

(a)	All of the Company's investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except ALM VI, Ltd. Subordinated Notes, Carlyle Global Market Strategies CLO 2012-1, Ltd. Subordinated Notes, Carlyle Global Market Strategies CLO 2012-2, Ltd. Subordinated Notes, MC Funding Ltd. Preferred Shares, PennantPark Credit Opportunities Fund L.P. and Tennenbaum Waterman Fund, L.P.
(b)	Percentages are based on net assets of $140,685 thousand as of December 31, 2012.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company's board of directors as required by the Investment Company Act of 1940. (See Note 3 to the financial statements).
(d)	Terms of loan include PIK interest.
(e)	Investment coupon rate for the collateralized securities is based on interest income received for the year ended December 31, 2012.
(f)	Non-income producing at December 31, 2012.
(g)	The Company has committed to fund $10.0 million in Tennenbaum Waterman Fund, L.P. over a period ending no later than September 2015. The remaining commitment as of December 31, 2012 was $9.2 million.

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)
December 31, 2012

(h)	The investment is subject to a three year lock-up restriction on withdrawals with a 3% fee charged on withdrawals in year 4.
(i)	The Company's investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

The following table shows the portfolio composition by industry grouping based on fair value at December 31, 2012 (dollars in thousands):

	At December 31, 2012
	Investments at Fair Value	Percentage of Total Portfolio
Services: Business	$24,553	18.0%
Healthcare & Pharmaceuticals	19,090	14.0
Hotel, Gaming & Leisure	17,093	12.6
Energy: Oil & Gas	17,592	12.9
Banking, Finance, Insurance & Real Estate	14,422	10.6
Beverage, Food & Tobacco	4,162	3.1
High Tech Industries	10,895	8.0
Chemicals, Plastics & Rubber	3,400	2.6
Environmental Industries	3,915	2.9
Metals & Mining	3,840	2.8
Capital Equipment	4,005	2.9
Telecommunications	7,378	5.4
Media: Advertising, Printing & Publishing	1,960	1.4
Construction & Building	3,866	2.8
Total	$136,171	100.0%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 1 — Organization and Business Purpose

Business Development Corporation of America (the “Company”), incorporated in Maryland on May 5, 2010, is an externally managed, non-diversified closed-end investment company that elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning with the taxable year ended December 31, 2011 and that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is, therefore, required to comply with certain regulatory requirements as promulgated under the 1940 Act. The Company is managed by BDCA Adviser, LLC (the “Adviser”) pursuant to the terms of the Investment Advisory and Management Services Agreement, as amended (the “Advisory Agreement”). The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Company's activities and is responsible for making investment decisions for its portfolio.

On January 25, 2011, the Company commenced its initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. The Company sold 22,222 shares of common stock to its Adviser, an entity wholly owned by AR Capital, LLC (the “Sponsor”) on July 8, 2010 at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and commenced operations as of that date. As of June 30, 2013, the Company had issued 33.9 million shares of common stock for gross proceeds of $356.3 million including the shares purchased by the Sponsor and shares issued under the Company's distribution reinvestment plan (“DRIP”). As of June 30, 2013, the Company had repurchased 0.07 million shares of common stock for payments of $0.7 million.

On July 13, 2012, the Company, through a wholly-owned subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”), which was subsequently amended on May 10, 2013, increasing the maximum possible exposure under the TRS to $200.0 million.

On July 24, 2012, the Company, through a newly-formed, wholly-owned special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent (together, “Wells Fargo”) and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility, which was amended on April 26, 2013, provides for borrowings in an aggregate principal amount of up to $100.0 million on a committed basis, with a term of 60 months.

The Company's investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. The Company anticipates that during its offering period it will invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies. The Company may also purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. The Company defines middle market companies as those with annual revenues between $10 million and $1 billion. The Company may also invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 1 — Organization and Business Purpose  – (continued)

Securities are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. The Company expects that each investment will range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of its capital base. As the Company increases its capital base during the offering period, it intends to have a substantial portion of its assets invested in customized direct loans to and equity securities of middle market companies. In most cases, companies to whom the Company provides customized financing solutions will be privately held at the time the Company invests in them.

The Company has entered into a fund administration servicing agreement and a fund accounting servicing agreement with US Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for the Company to operate. On August 13, 2012, the Company entered into a custody agreement with U.S. Bank National Association (“US Bank”). Under the custody agreement, US Bank will hold all of the portfolio securities and cash of the Company for certain of its subsidiaries, and will transfer such securities or cash pursuant to the Company’s instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party.

Realty Capital Securities, LLC (the “Dealer Manager”), an entity under common ownership with the Sponsor, serves as the dealer manager of the Company’s IPO. The Adviser and the Dealer Manager are related parties and will receive compensation and fees for services related to the IPO and for the investment and management of the Company’s assets. The Adviser will receive fees during the offering, operational and liquidation stages, and the Dealer Manager will receive fees during the offering stage.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company consolidates its wholly-owned subsidiaries, Funding I and 405 Sub. All significant intercompany balances and transactions have been eliminated in consolidation.

The Company's interim financial statements are prepared in accordance with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. Accordingly, the Company's interim financial statements do not include all of the information and notes required by U.S. GAAP for annual financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Portfolio Investments

Portfolio investments are reported on the consolidated statements of assets and liabilities at fair value. On a quarterly basis the Company performs an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company's investments from pricing services or brokers or dealers in order to value assets. When doing so,

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company's investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of Financial Accounting Standards Board, (“FASB”), Accounting Standards Codification, (“ASC”), Topic 946, Financial Services-Investment Companies, as of the Company's measurement date. However, in determining the fair value of the Company's investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company's analysis of any restrictions on redemption of the shares of the investment as of the measurement date. The value of our TRS is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, the Company models both the assets and liabilities of each Collateralized Securities' capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on the priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Company considers broker quotations and/or quotations provided by pricing services as an input to valuation when available.

As part of the Company's quarterly valuation process, the Adviser may be assisted by an independent valuation firm engaged by the Company's board of directors. The audit committee of the Company's board of directors reviews each preliminary valuation and the Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. The board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of the Adviser, the independent valuation firm (to the extent applicable) and the audit committee of the board of directors.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Where appropriate, prior period financial statements have been reclassified to disclose the Company's Control Investments and Affiliate Investments as defined by the 1940 Act.

Cash and Cash Equivalents

Cash and cash equivalents include cash and short-term, liquid investments such as money market funds. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(a) of the 1940 Act, the Company may not invest in another registered investment company, including a money market fund, if any of the following occur:

•	the Company owns more than 3% of the money market fund;
•	the Company holds securities in the money market fund having an aggregate value in excess of 5% of the value of the total assets of the Company; or
•	the Company holds securities in money market funds and other registered investment companies having an aggregate value in excess of 10% of the value of the total assets of the Company.

Offering Costs

The Company has incurred certain costs in connection with the registration of shares of its common stock. These costs principally relate to professional fees, printing fees, fees paid to the SEC and fees paid to the Financial Industry Regulatory Authority. Offering costs are recorded as a reduction to contributed capital.

Pursuant to the Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for offering costs to the extent that, together with all prior offering costs, the amounts exceed 1.5% of the aggregate gross proceeds from the Company’s on-going offering.

Deferred Credit Facility Financing Costs

Financing costs incurred in connection with the Company’s revolving Credit Facility are capitalized and amortized into expense using the straight-line method over the life of the respective facility. See Note 5 — Borrowings — for details on the Credit Facility.

Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. The amount of each such distribution is subject to the discretion of the board of directors and applicable legal restrictions related to the payment of distributions. The Company will calculate

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

each stockholder’s specific distribution amount for the month using record and declaration dates and accrue distributions on the date the Company accepts a subscription for shares of the Company’s common stock. From time to time, the Company may also pay interim distributions, including capital gains distributions, at the discretion of the Company’s board of directors. The Company’s distributions may exceed earnings, especially during the period before it has substantially invested the proceeds from the offering. As a result, a portion of the distributions made by the Company may represent a return of capital for U.S. federal income tax purposes. A return of capital is a return of each stockholder’s investment rather than earnings or gains derived from the Company’s investment activities.

The Company may fund cash distributions to stockholders from any sources of funds available to the Company, including expense payments from the Adviser that are subject to reimbursement, as well as offering proceeds and borrowings. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

Distribution Reinvestment Program

The Company has adopted an “opt in” DRIP pursuant to which investors may elect to have the full amount of their cash distributions reinvested in additional shares of the Company’s common stock. Participants in the Company’s DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If an investor does not elect to participate in the plan, the investor will automatically receive any distributions the Company declares in cash. The Company expects to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the DRIP. The investors’ reinvested distributions will purchase shares at a price equal to 90% of the price that shares are sold in the offering at the closing immediately following the distribution payment date.

Revenue Recognition

Interest Income

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on investments purchased are accreted/amortized over the expected life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

The Company has a number of investments in Collateralized Securities. Interest income from investments in the “equity” class of these Collateralized Securities (in the Company's case, preferred shares or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash inflows from its equity investments in Collateralized Securities, including the expected principal repayments. The effective yield is determined and updated quarterly.

Payment-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis.

Non-accrual income

Investments are placed on non-accrual status when principal or interest/dividend payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when an investment is placed on non-accrual status.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Income Taxes

The Company has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). Generally, a RIC is exempt from federal income taxes if it distributes to stockholders at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. The Company intends to make sufficient distributions to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income each calendar year, 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

Share Repurchase Program

The Company’s board of directors has adopted a Share Repurchase Program (“SRP”) that enables the Company’s stockholders to sell their shares to the Company in limited circumstances. On September 12, 2012, the Company commenced its first quarterly tender offer pursuant to the SRP. The Company intends to conduct tender offers on a quarterly basis on such terms as may be determined by its board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the Company’s best interests or would violate applicable law.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, as of the date of this filing, the Company will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 92.5% of the public offering price in effect on each date of repurchase, which will be determined in the same manner that the Company determined the public offering price per share for purposes of its continuous public offering. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice.

As of June 30, 2013, the Company had repurchased 0.07 million shares of common stock for payments of $0.7 million. As of June 30, 2012, the Company had not repurchased any shares.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

New Accounting Pronouncements

In May 2011, the FASB issued guidance that expands the existing disclosure requirements for fair value measurements, primarily for Level 3 measurements, which are measurements based on unobservable inputs such as the Company's own data. This guidance is largely consistent with current fair value measurement principles with few exceptions that do not result in a change in general practice. The guidance became effective for the Company beginning January 1, 2012 and, accordingly, the Company has presented the required disclosures (see Note 3 — Fair Value of Financial Instruments). The adoption of this guidance had no impact on the Company's consolidated financial position or results of operations as the guidance relates only to disclosure requirements.

Note 3 — Fair Value of Financial Instruments

Accounting guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1 — Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.
•	Level 3 — Unobservable inputs that reflect the entity’s own assumptions about the assumptions that market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

The determination of where an asset or liability falls in the above hierarchy requires significant judgment and factors specific to the asset or liability. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company evaluates its hierarchy disclosures each quarter and depending on various factors, it is possible that an asset or liability may be classified differently from quarter to quarter.

The majority of the Company’s investment portfolio at June 30, 2013 was comprised of debt instruments for which Level 1 inputs, such as quoted prices, are not available. Therefore, at June 30, 2013, the majority of investments were valued at fair value as determined in good faith using the valuation policy approved by the board of directors using Level 2 and Level 3 inputs. The Company evaluates the source of inputs, including any markets in which the Company's investments are trading, in determining fair value. Due to the inherent

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

uncertainty in the valuation process, the estimate of fair value of the Company’s investment portfolio at June 30, 2013 may differ materially from values that would have been used had a ready market for the securities existed.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors. Portfolio investments are reported on the balance sheet at fair value. On a quarterly basis the Company performs an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company's investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company's investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services-Investment Companies, as of the Company's measurement date. However, in determining the fair value of the Company's investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company's analysis of any restrictions on redemption of the shares of the investment as of the measurement date. The value of our TRS is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, the Company models both the assets and liabilities of each Collateralized Securities' capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Company considers broker quotations and/or quotations provided by pricing services as an input to valuation when available.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

As part of the Company's quarterly valuation process, the Adviser may be assisted by an independent valuation firm engaged by the Company's board of directors. The audit committee of the board of directors reviews each preliminary valuation and the Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. The board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of the Adviser, the independent valuation firm (to the extent applicable) and the audit committee of the board of directors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to the consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on the consolidated financial statements.

The following table presents fair value measurements of investments, by major class, as of June 30, 2013, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$94,933	$47,970	$142,903
Senior Secured Second Lien Debt		18,210	23,907	42,117
Subordinated Debt	—	—	35,787	35,787
Collateralized Securities	—	—	44,970	44,970
Equity/Other	—	—	42,942	42,942
Total Return Swap	—	2,701	—	2,701
Total	$—	$115,844	$195,576	$311,420

The following table presents fair value measurements of investments, by major class, as of December 31, 2012, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$59,038	$25,190	$84,228
Senior Secured Second Lien Debt	—	25,101	8,258	33,359
Subordinated Debt	—	—	3,939	3,939
Collateralized Securities	—	—	8,533	8,533
Equity/Other	—	—	6,112	6,112
Total Return Swap	—	388	—	388
Total	$—	$84,527	$52,032	$136,559

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the six months ended June 30, 2013 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Balance as of December 31, 2012	$25,190	$8,258	$3,939	$8,533	$6,112	$52,032
Net unrealized gains (losses)	(114)	32	45	612	1,484	2,059
Purchases and other adjustments to cost	48,212	15,617	31,803	36,200	35,354	167,186
Sales and repayments	(15,910)	—	—	(375)	(8)	(16,293)
Net realized gain	380	—	—	—	—	380
Net transfers in and/or out	(9,788)	—	—	—	—	(9,788)
Balance as of June 30, 2013	$47,970	$23,907	$35,787	$44,970	$42,942	$195,576
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$108	$(45)	$45	$612	$1,561	$2,281

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

For the six months ended June 30, 2013, there were no transfers out of Level 1 to Level 2 or out of Level 2 to Level 3.

As of June 30, 2013, an investment in 1 portfolio company was transfered from Level 3 to Level 2 as the number and/or reliability of market quotes became available for this investment and has been subsequently used for valuation purposes.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2012 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Senior Unsecured Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Balance as of December 31, 2011	$9,611	$2,996	$887	$230	$—	$—	$13,724
Net unrealized gains	215	—	—	15	22	360	612
Purchases and other adjustments to cost	27,642	9,247	—	3,924	9,306	5,752	55,871
Sales and repayments	(7,598)	(1,466)	—	(230)	(827)	—	(10,121)
Net realized gain	35	18	—	—	32	—	85
Net transfers in and/or out	(4,715)	(2,537)	(887)	—	—	—	(8,139)
Balance as of December 31, 2012	$25,190	$8,258	$—	$3,939	$8,533	$6,112	$52,032
Unrealized gains (losses) for the year relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain:	$215	$—	$—	$15	$22	$360	$612

For the year ended December 31, 2012, there were no transfers between Level 1 to Level 2 or out of Level 2 to Level 3.

Investments in 19 portfolio companies were transferred from Level 3 to Level 2 in 2012 as the number and/or reliability of market quotes became available for these investments and have been subsequently used for valuation purposes.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur.

The composition of the Company’s investments as of June 30, 2013, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$142,404	$142,903	46.3%
Senior Secured Second Lien Debt	41,149	42,117	13.6%
Subordinated Debt	35,729	35,787	11.6%
Collateralized Securities	44,335	44,970	14.6%
Equity/Other	41,098	42,942	13.9%
Total	$304,715	$308,719	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

The composition of the Company’s investments as of December 31, 2012, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$83,948	$84,228	61.9%
Senior Secured Second Lien Debt	32,791	33,359	24.5%
Subordinated Debt	3,924	3,939	2.9%
Collateralized Securities	8,510	8,533	6.3%
Equity/Other	5,752	6,112	4.4%
Total	$134,925	$136,171	100.0%

Significant Unobservable Inputs

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of June 30, 2013 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average
				Minimum	Maximum
Senior Secured First Lien Debt	$47,970	Yield Analysis	Market Yield	7.00%	15.50%	9.61%
Senior Secured Second Lien Debt	23,907	Yield Analysis	Market Yield	12.25%	13.50%	12.93%
Subordinated Debt	35,787	Yield Analysis	Market Yield	12.00%	16.50%	14.29%
Collateralized Securities	44,970	Discounted Cash Flow	Discount Rate	10.50%	15.64%	14.50%
Equity/Other	1,496	Market Multiple Analysis	EBITDA Multiple	1.2x	7.6x	3.8x
	$154,130

The remaining $41.5 million of our Level 3 investments consisted of equity investments in funds which were valued based on the net asset values published by the fund.

Significant increases or decreases in any of the above unobservable inputs in isolation could result in a significantly lower or higher fair value measurement for such assets.

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of December 31, 2012 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average
				Minimum	Maximum
Senior Secured First Lien Debt	$25,190	Yield Analysis	Market Yield	6.75%	14.50%	10.15%
Senior Secured Second Lien Debt	8,258	Yield Analysis	Market Yield	13.25%	14.25%	13.64%
Subordinated Debt	3,939	Yield Analysis	Market Yield	15.50%	15.50%	15.50%
Equity/Other	223	Market Multiple Analysis	EBITDA Multiple	4.5x	4.9x	4.5x
	$37,610

The remaining $14.4 million of our Level 3 investments consisted of $5.9 million of equity investments in funds which were valued based on the net asset values published by the fund and $8.5 million of collateralized securities. Since the Company uses third party dealer marks to estimate the fair value of its collateralized securities owned, the valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2012 have not been provided.

Significant increases or decreases in any of the above unobservable inputs in isolation could result in a significantly lower or higher fair value measurement for such assets.

Note 4 — Related Party Transactions and Arrangements

The Sponsor, including its wholly owned subsidiary, the Adviser, owns 0.16 million shares of the Company’s outstanding common stock as of June 30, 2013.

Management and Incentive Fee Compensation to the Adviser

The Adviser and its affiliates receive fees for services relating to the investment and management of the Company’s assets. The Adviser is entitled to an annual base management fee calculated at an annual rate of 1.5% of the Company’s average gross assets. The management fee is payable quarterly in arrears, and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 20% of “pre-incentive fee net investment income” but only after the payment of a certain preferred return rate to investors, as defined in the Advisory Agreement, for the immediately preceding quarter of 1.75% per quarter, or an annualized rate of 7.0%, subject to a “catch-up” feature. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For the three and six months ended June 30, 2013, the Company incurred $1.2 million and $2.0 million, respectively, of management fees and did not waive any portion of such fees. For the three and six months ended June 30, 2012, the Company incurred $0.2 million and $0.3 million, respectively of management fees, all of which were waived by the Adviser.

For the three and six months ended June 30, 2013, the Company incurred $1.1 million and $1.8 million, respectively of subordinated incentive fees on income of which the Adviser waived $0.0 million and

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 4 — Related Party Transactions and Arrangements  – (continued)

$0.3 million, respectively. For the three and six months ended June 30, 2012, the Company incurred $0.2 million and $0.3 million, respectively, of subordinated incentive fees on income, all of which were waived by the Adviser.

For the three and six months ended June 30, 2013, the Company incurred $0.6 million and $0.9 million, respectively, of capital gains incentive fees under the Advisory Agreement, of which the Adviser waived $0.0 million and $0.1 million, respectively. For the three and six months ended June 30, 2012, the Company incurred $0.04 million and $0.1 million, respectively of capital gains incentive fees under the Advisory Agreement, all of which were waived by the Adviser.

For accounting purposes only, the Company is required under U.S. GAAP to also accrue a theoretical capital gains incentive fee based upon unrealized capital appreciation on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a capital gains incentive fee that would theoretically be payable to the Adviser. For the three and six months ended June 30, 2013, the Company incurred $0.2 million and $0.7 million, respectively, of theoretical capital gains incentive fees. For the three and six months ended June 30, 2012, the Company did not incur any theoretical capital gains incentive fees. The amounts actually paid to the Adviser will be consistent with the Advisers Act and formula reflected in the Advisory Agreement which specifically excludes consideration of unrealized capital appreciation.

Expense Support Agreement

The Adviser and its affiliates may incur and pay costs and fees on behalf of the Company. The Company and its Adviser have entered into the Expense Support Agreement, whereby the Adviser may pay the Company up to 100% of all operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until the Adviser and the Company mutually agree otherwise. The Expense Support Payment for any month shall be paid by the Adviser to the Company in cash and/or offsets against amounts due from the Company to the Adviser.

Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any.

Pursuant to the Expense Support Agreement, the Company will reimburse the Adviser for expense support payments within three years of the date that the expense support payment obligation was incurred by the Adviser, subject to the conditions described below. The amount of any reimbursement during any calendar quarter will be limited to an amount that does not cause the Company's other operating expenses to exceed 1.5% of its net assets attributable to common shares after taking such reimbursement payment into account.

In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company's regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 4 — Related Party Transactions and Arrangements  – (continued)

Below is a table that provides information regarding expense support payment obligations incurred by the Adviser pursuant to the Expense Support Agreement as well as other information relating to the Company's ability to reimburse the Adviser for such payments. The amounts presented in the first column below are subject to reimbursement to the Adviser pursuant to the terms of the Expense Support Agreement (dollars in thousands):

Quarter Ended	Amount of Expense Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
March 31, 2011	$—	—%	—%	N/A
June 30, 2011	—	—	—	N/A
September 30, 2011	571	2.88	8.11	September 30, 2014
December 31, 2011	131	1.97	7.90	December 31, 2014
March 31, 2012	78	0.90	7.88	March 31, 2015
June 30, 2012	189	0.30	7.75	June 30, 2015

(1)	“Operating Expense Ratio” is expressed as a percentage of net assets and includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser and interest expense.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.
(3)	“N/A” — Not Applicable

If an Expense Support Payment has not been reimbursed within three years of the date such Expense Support Payment was incurred, the Company’s obligation to pay such Expense Support Payment shall automatically terminate and be of no further effect.

The Company has recorded $1.3 million and $1.6 million as due from affiliate on the consolidated statements of assets and liabilities as of June 30, 2013 and December 31, 2012, respectively, which reflects the netting of amounts due from the Adviser and affiliates and amounts due from the Company. On August 24, 2012, the Adviser made a payment to the Company in the amount of $0.8 million for $1.0 million of operating expenses pursuant to the Expense Support Agreement netted against $0.2 million due from the Company to the Adviser as reimbursement for payments made by the Adviser on behalf of the Company. As of June 30, 2013, the Adviser had assumed on a cumulative basis, $1.0 million of operating expenses pursuant to the Expense Support Agreement.

Offering Costs

Pursuant to the Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for offering expenses to the extent that, together with all prior offering expenses, the amounts exceed 1.5% of the aggregate gross proceeds from the Company’s on-going offering. As of June 30, 2013, offering costs in the amount of $1.3 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain amounts back to the Adviser over time. As of December 31, 2012, offering costs in the amount of $1.6 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain amounts back to the Adviser over time.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 4 — Related Party Transactions and Arrangements  – (continued)

Other Affiliates

The Company's transfer agent, American National Stock Transfer, LLC, is an entity under common ownership with the Sponsor. The business was formed on November 2, 2012 and began providing certain transfer agency services for the Company on March 15, 2013.

The Dealer Manager, an entity under common ownership with the Sponsor, serves as the dealer manager of the Company's IPO. The Dealer Manager receives fees for services related to the IPO during the offering stage. The investment banking and capital markets division of the Dealer Manager provides strategic advisory services and earns fees for these services.

The following table reflects the fees incurred and unpaid to our dealer manager, advisor and transfer agent as of and for the period presented (dollars in thousands):

	Incurred Year to Date June 30, 2013	Unpaid As of June 30, 2013
Selling commissions and dealer manager fees	$17,548	$—
Offering costs	1,066	684
Management and incentive fees	4,359	3,749
Investment banking advisory fees	339	—
Total related party fees	$23,312	$4,433

Note 5 — Borrowings

In January 2011, the Company entered into an agreement to obtain a revolving line of credit in the amount of $10.0 million with Main Street Capital Corporation (“Main Street”). The line was available to the Company until January 2013 and permitted the Company to periodically draw on the available funds to purchase securities or pay certain expenses. The line of credit had a variable interest rate based on the London Interbank Offered Rate (“LIBOR”) plus 3.50%. On July 24, 2012, the Company used working capital and certain proceeds from the total return swap of its subsidiary, 405 Sub, to repay all of the obligations under the Company's credit facility with Main Street. The Company was not required to pay any prepayment penalty in connection with such repayment. The Company expensed all remaining deferred financing costs associated with the Company's credit facility with Main Street. For the three and six months ended June 30, 2013, the Company incurred no interest expense on the credit facility with Main Street since all of the obligations were repaid on July 24, 2012. For the three and six months ended June 30, 2012, the Company incurred interest expense related to the outstanding borrowings on the credit facility with Main Street in the amount of $0.1 million and $0.2 million, respectively.

On July 24, 2012, the Company, through a newly-formed, wholly-owned special purpose financing subsidiary, Funding I, entered into the Credit Facility with Wells Fargo and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility, which was amended on April 26, 2013, provides for borrowings in an aggregate principal amount of up to $100.0 million on a committed basis, with a term of 60 months.

The Company may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed the Company as servicer to manage its portfolio of loans. Funding I's obligations under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Credit Facility are non-recourse to the Company.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 5 — Borrowings  – (continued)

The Credit Facility will be priced at the one month maturity LIBOR, with no LIBOR floor, plus a spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% for the first 20% of the unused balance and 2.0% for the portion of the unused balance that exceeds 20%. For the three and six months ended June 30, 2013, the Company incurred $0.3 million, and $0.3 million, respectively, of non-usage fees. The Company did not have a Credit Facility with Wells Fargo prior to July 24, 2012. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, in April 2018.

Borrowings under the Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I's portfolio. As of June 30, 2013, the Company was in compliance with regards to the Credit Facility covenants. The Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Credit Facility.

The Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate the rights, obligations, power and authority of the Company, in its capacity as servicer of the portfolio assets under the Credit Facility, including, but not limited to, non-performance of Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to the Company that may be adverse to Wells Fargo and the secured parties under the Credit Facility.

In connection with the Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to business development companies.

As of June 30, 2013, the Company had gross deferred credit facility financing costs of $1.7 million, net of accumulated amortization of $0.2 million in connection with the Credit Facility with Wells Fargo. As of December 31, 2012, the Company had deferred credit facility financing costs of $0.8 million, net of accumulated amortization of $0.09 million in connection with the Credit Facility with Wells Fargo. At June 30, 2013, $22.2 million was drawn on the Credit Facility with Wells Fargo. At December 31, 2012, $33.9 million was drawn on the Credit Facility with Wells Fargo. For the three and six months ended June 30, 2013, the Company incurred interest expense related to the outstanding borrowings on the Credit Facility with Wells Fargo in the amount of $0.1 million and $0.3 million, respectively. The Company did not have a Credit Facility with Wells Fargo prior to July 24, 2012.

The weighted average annualized interest cost for all borrowings for the six months ended June 30, 2013 and June 30, 2012 was 2.51% and 3.75%, respectively. The average debt outstanding for the six months ended June 30, 2013 and June 30, 2012 was $26.8 million and $9.1 million, respectively. The maximum debt outstanding for the six months ended June 30, 2013 and 2012 was $33.9 million and $10.0 million, respectively.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 5 — Borrowings  – (continued)

The Company is required to disclose the fair value of financial instruments for which it is practicable to estimate that value. The fair value of short-term financial instruments such as cash and cash equivalents, due to affiliates and accounts payable approximate their carrying value on the accompanying statements of assets and liabilities due to their short-term nature. The fair values of the Company’s remaining financial instruments that are not reported at fair value on the accompanying statements of assets and liabilities are reported below (dollars in thousands):

	Level	Carrying Amount at June 30, 2013	Fair Value at June 30, 2013
Revolving Credit Facility	3	$22,187	$22,187

	Level	Carrying Amount at December 31, 2012	Fair Value at December 31, 2012
Revolving Credit Facility	3	$33,907	$33,907

Note 6 — Total Return Swap

On July 13, 2012, the Company, through its wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi, which was amended on October 17, 2012, December 7, 2012 and May 10, 2013 to increase the aggregate market value of the portfolio of loans selected by 405 Sub.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively adds leverage to the Company's portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enables the Company, through its ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citi.

The obligations of 405 Sub under the TRS are non-recourse to the Company and the Company's exposure to the TRS is limited to the amount that it contributes to 405 Sub in connection with the TRS. Generally, that amount will be the amount that 405 Sub is required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). The cash collateral on deposit as of June 30, 2013 was $52.2 million. The cash collateral on deposit as of December 31, 2012 was $19.2 million. As amended, the TRS provides that 405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $200.0 million.

405 Sub pays interest to Citi for each loan at a rate equal to one-month or three-month LIBOR, depending on the terms of the loan, plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub may deduct the appreciation of such loan's value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the TRS, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days' notice and 405 Sub would be required to pay certain breakage costs to Citi. 405 Sub may terminate the TRS prior to July 13, 2015 but would be required to pay certain termination fees.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 6 — Total Return Swap  – (continued)

At June 30, 2013, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$2,505	$5,345
TRS interest expense	(430)	(926)
Gains on TRS asset sales	9	250
Net receivable/realized gain from TRS	$2,084	$4,669

The Company did not have a TRS prior to July 13, 2012.

The Company values its TRS in accordance with the agreements between 405 Sub and Citi, which collectively establish the TRS and are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citi. Citi bases its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The Company's management reviews and approves the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly valuation process. To the extent the Company's management has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuations are discussed or challenged pursuant to the terms of the TRS.

The fair value of the TRS is reflected as an unrealized gain or loss on the total return swap on the consolidated statements of assets and liabilities. The change in value of the TRS is reflected in the consolidated statements of operations as net unrealized appreciation (depreciation) on the total return swap.

As of June 30, 2013 and December 31, 2012, the fair value of the TRS was $2.7 million and $0.4 million, respectively.

As of June 30, 2013, 405 Sub had exposure to 30 underlying loans with a total notional amount of $184.9 million and posted $52.2 million in cash collateral held by Citibank, which is reflected in cash collateral on deposit with custodian on the consolidated statements of assets and liabilities. As of December 31, 2012, 405 Sub had exposure to 17 underlying loans with a total notional amount of $71.7 million and posted $19.2 million in cash collateral held by Citibank, which is reflected in cash collateral on deposit with custodian on the consolidated statements of assets and liabilities.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company has agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral posted by 405 Sub under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company has agreed with the staff of the SEC to treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 6 — Total Return Swap  – (continued)

The following is a summary of the underlying loans subject to the TRS as of June 30, 2013 (dollars in thousands):

Underlying Loan	Industry	Investment Coupon Rate, Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Senior Secured First Lien Debt
AM General LLC	Aerospace & Defense	L+9.00%, 3/22/2018	$7,000	$6,790	$6,988	$198
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.00%, 2/9/2018	3,414	3,209	3,380	171
BBTS Borrower LP	Energy: Oil & Gas	L+6.50%, 6/4/2019	12,469	12,344	12,370	26
CBAC Borrower, LLC	Hotel, Gaming & Leisure	L+7.00%, 4/26/2020	3,000	2,970	3,037	67
Clover Technologies Group, LLC (aka 4L Holdings)	Environmental Industries	L+5.50%, 5/7/2018	7,373	7,324	7,336	12
Corner Investment Propco, LLC	Hotel, Gaming & Leisure	L+9.75%, 11/2/2019	7,500	7,400	7,650	250
DS Waters Of America, Inc.	Beverage, Food & Tobacco	L+9.00%, 8/29/2017	2,465	2,487	2,527	40
eResearchTechnology, Inc.	Services: Business	L+4.75%, 5/2/2018	3,980	3,876	3,990	114
Expera Specialty Solutions, LLC	Forest Products & Paper	L+6.25%, 12/21/2018	7,000	6,860	6,895	35
Hearthside Food Solutions, LLC	Beverage, Food & Tobacco	L+5.25, 6/7/2018	5,471	5,446	5,471	25
Ikaria Acquisition, Inc.	Healthcare & Pharmaceuticals	L+6.50%, 9/25/2017	4,466	4,444	4,477	33
Jackson Hewitt, Inc.	Services: Business	L+8.50%, 10/16/2017	7,266	7,008	7,020	12
Jacobs Entertainment, Inc.	Hotel, Gaming & Leisure	L+5.00%, 10/29/2018	3,970	3,910	3,970	60
K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	L+8.25%, 7/20/2015	5,472	5,474	5,390	(84)
Liquidnet Holdings, Inc	Banking, Finance, Insurance & Real Estate	L+8.00%, 5/3/2017	8,394	8,310	8,394	84
Mitel Networks Corporation	Telecommunications	L+5.75%, 2/27/2019	5,985	5,925	5,970	45
Northfield Park Associates, LLC	Hotel, Gaming & Leisure	L+7.75%, 12/19/2018	5,000	4,900	5,150	250
Orchard Acquisition Company, LLC	Banking, Finance, Insurance & Real Estate	L+7.50%, 2/4/2019	10,980	10,635	10,829	194
Plato Learning, Inc.	Media: Advertising, Printing & Publishing	L+4.75%, 5/17/2018	2,438	2,429	2,437	8
Premier Dental Services, Inc.	Healthcare & Pharmaceuticals	L+7.00%, 11/1/2018	4,975	4,826	4,963	137
Pre-Paid Legal Services, Inc.	Services: Consumer	L+5.00%, 7/1/2019	12,500	12,375	12,458	83
St. George's University Scholastic Services, LLC	Services: Consumer	L+7.00%, 12/20/2017	8,550	8,379	8,561	182
STG-Fairway Acquisitions, Inc.	Capital Equipment	L+5.00%, 2/28/2019	6,983	6,913	6,930	17
United Central Industrial Supply Company, LLC	Metals & Mining	L+6.25%, 10/12/2018	4,960	4,762	4,700	(62)
US Shipping LLC	Transportation: Cargo	L+7.75%, 4/11/2018	10,000	9,900	9,983	83

Varel International Ind., LP	Energy: Oil & Gas	L+7.75%, 7/17/2017	4,925	4,827	5,024	197
Vestcom International, Inc.	Media: Advertising, Printing & Publishing	L+5.75, 2/26/2018	7,481	7,369	7,500	131
Sub Total Senior Secured First Lien Debt				$171,092	$173,400	$2,308

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 6 — Total Return Swap  – (continued)

Underlying Loan	Industry	Investment Coupon Rate, Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Senior Secured Second Lien Debt
EIG Investors Corp.	Services: Business	L+9.00%, 5/8/2020	4,000	4,005	4,020	15
Plato Learning, Inc.	Media: Advertising, Printing & Publishing	L+9.75%, 5/17/2019	2,000	1,992	1,970	(22)
RedPrairie Corp.	High Tech Industries	L+10.00%, 12/14/2019	8,000	7,840	8,240	400
Sub Total Senior Secured Second Lien Debt				$13,837	$14,230	$393
Total				$184,929	$187,630	$2,701

The following is a summary of the underlying loans subject to the TRS as of December 31, 2012 (dollars in thousands):

Underlying Loan	Industry	Investment Coupon Rate, Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Senior Secured First Lien Debt
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.75%, 2/9/2018	$3,440	$3,234	$3,234	$—
Clover Technologies Group, LLC	Environmental Industries	L+5.50%, 5/7/2018	4,936	4,899	4,893	(6)
Corner Investment Propco, LLC	Hotel, Gaming & Leisure	L+9.75%, 11/1/2019	5,000	4,900	4,919	19
DS Waters of America, Inc.	Beverage, Food & Tobacco	L+9.00%, 8/22/2017	2,487	2,509	2,550	41
eResearch Technology, Inc.	Healthcare & Pharmaceuticals	L+6.50%, 7/11/2018	2,494	2,394	2,462	68
Hearthside Food Solutions, LLC	Beverage, Food & Tobacco	L+5.25%, 5/30/2017	5,492	5,467	5,458	(9)
Hudson Products Holdings, Inc.	Capital Equipment	L+5.75%, 6/7/2017	3,500	3,465	3,504	39
Ikaria Acquisition, Inc.	Healthcare & Pharmaceuticals	L+6.50%, 9/15/2017	4,489	4,466	4,505	39

Jackson Hewitt, Inc.	Services: Business	L+8.50%, 9/27/2017	5,000	4,800	4,825	25
Jacobs Entertainment, Inc.	Hotel, Gaming & Leisure	L+5.00%, 10/30/2018	3,990	3,930	3,950	20
K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	L+7.75%, 9/10/2015	2,499	2,487	2,474	(13)
Northfield Park Associates, LLC	Hotel, Gaming & Leisure	L+7.75%, 11/1/2018	5,000	4,900	5,000	100
Pinnacle Operating Corp.	Chemicals, Plastics & Rubber	L+5.50%, 11/15/2018	3,990	3,870	3,900	30
Plato Learning, Inc.	Media: Advertising, Printing & Publishing	L+6.00%, 5/10/2018	1,950	1,943	1,931	(12)
Premier Dental Services, Inc.	Healthcare & Pharmaceuticals	L+7.00%, 11/1/2018	5,000	4,850	4,863	13
St. George's University Scholastic Services, LLC	Services: Business	L+7.00%, 12/15/2017	9,000	8,820	8,854	34
United Central Industrial Supply Company, LLC	Metals & Mining	L+6.25%, 10/12/2018	5,000	4,800	4,800	—
Sub Total Senior Secured First Lien Debt				$71,734	$72,122	$388
Total				$71,734	$72,122	$388

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 7 — Commitments and Contingencies

Litigation

In the ordinary course of business, the Company may become subject to litigation or claims. There are no material legal proceedings pending or known to be contemplated against the Company.

Indemnifications

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

Note 8 — Economic Dependency

Under various agreements, the Company has engaged or will engage the Adviser and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issuance, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon the Adviser and its affiliates. In the event that these companies were unable to provide the Company with the respective services, the Company would be required to find alternative providers of these services.

Note 9 — Common Stock

On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and through June 30, 2013, the Company sold 33.9 million shares of common stock for gross proceeds of $356.3 million, including shares purchased by the Sponsor and shares issued under the DRIP. As of June 30, 2013, the Company had repurchased 0.07 million shares of common stock for payments of $0.7 million.

The following table reflects the common stock activity for the six months ended June 30, 2013 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	18,694,305	$201,212
Shares Issued through DRIP	307,693	3,013
Share Repurchases	(45,030)	(458)
	18,956,968	$203,767

The following table reflects the common stock activity for the six months ended June 30, 2012 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	6,679,561	$66,975
Shares Issued through DRIP	56,293	550
	6,735,854	$67,525

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 10 — Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company's qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the Company's assets (including fees and costs associated with disposing of assets);
•	the Company's investment plans and working capital requirements;
•	the relative economies of scale with respect to the Company's size;
•	the Company's history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, as of June 30, 2013, the Company will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 92.5% of the public offering price in effect on each date of repurchase, which will be determined in the same manner that the Company determined the public offering price per share for purposes of its continuous public offering. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice. The first quarterly tender offer commenced on September 12, 2012 and was completed on October 8, 2012. Upon completion of its first quarterly tender offer, on October 8, 2012, the Company repurchased 0 shares at the offered price of $9.7125 per share for aggregate consideration totaling $0. The second quarterly tender offer commenced on December 13, 2012 and was completed on January 15, 2013. Upon completion of this tender offer on January 15, 2013, the Company repurchased 10,732 shares at the offered price of $9.8975 per share for aggregate consideration totaling $0.1 million. The third quarterly tender offer commenced on March 27, 2013, which was completed on April 25, 2013. Upon completion of this tender offer, the Company repurchased 29,625 shares at the offered price of $10.18 per share for aggregate consideration totaling $0.3 million.

Note 11 — Net Increase in Net Assets

Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company had no potentially dilutive securities as of June 30, 2013 and 2012.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 11 — Net Increase in Net Assets  – (continued)

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and six months ended June 30, 2013 and 2012 (dollars in thousands except share and per share amounts):

	For the Three Months Ended June 30, 2013	For the Three Months Ended June 30, 2012	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Basic and diluted
Net increase in net assets from operations	$6,912	$1,178	$14,851	$1,948
Weighted average common shares outstanding	28,159,751	5,055,135	23,574,852	3,397,075
Net increase in net assets resulting from operations per share – basic and diluted	$0.25	$0.23	$0.63	$0.57

On February 5, 2013, the Company's board of directors authorized, and the Company declared an increase to its public offering price per share from $10.70 to $10.80, which became effective for shares purchased in the semi-monthly closing on February 18, 2013. The Company's board of directors also approved an increase of the Company's annualized distribution, in order to sustain a 7.75% annualized distribution rate, based upon the increase to the Company's public offering price.

On February 25, 2013, the Company's board of directors authorized, and the Company declared an increase to its public offering price per share from $10.80 to $10.90, which became effective for shares purchased in the semi-monthly closing on March 1, 2013. The Company's board of directors also approved an increase of the Company's annualized distribution, in order to sustain a 7.75% annualized distribution rate, based upon the increase to the Company's public offering price.

On April 3, 2013, the Company's board of directors authorized, and the Company declared an increase of the Company's public offering price of its common shares from $10.90 to $11.00 per share. The increase became effective with the Company's semi-monthly closing scheduled on or about April 16, 2013. The Company's board of directors also approved an increase of the Company's annualized distribution, in order to sustain a 7.75% annualized distribution rate, based upon the increase to the Company's public offering price.

Note 12 — Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. From time to time, the Company may also pay interim distributions at the discretion of its board of directors. The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. The Company’s distributions may exceed its earnings, especially during the period before the Company has substantially invested the proceeds from its IPO. As a result, a portion of the distributions the Company will make may represent a return of capital for tax purposes. As of June 30, 2013, the Company had accrued $2.3 million in stockholder distributions that were unpaid. As of December 31, 2012, the Company had accrued $1.0 million in stockholder distributions that were unpaid.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 12 — Distributions  – (continued)

The following table reflects the cash distributions per share that we have paid on our common stock to date (dollars in thousands except per share amounts):

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2011:
September 30, 2011	October 3, 2011	$0.07	$13	$13	$26
October 31, 2011	November 1, 2011	0.07	20	14	34
November 30, 2011	December 1, 2011	0.06	25	17	42
December 31, 2011	January 3, 2012	0.06	35	21	56
			$93	$65	$158
2012:
January 31, 2012	February 1, 2012	$0.06	$47	$26	$73
February 29, 2012	March 1, 2012	0.06	80	34	114
March 31, 2012	April 2, 2012	0.06	118	48	166
April 30, 2012	May 1, 2012	0.06	157	65	222
May 31, 2012	June 1, 2012	0.07	289	91	380
June 30, 2012	July 2, 2012	0.06	313	113	426
July 31, 2012	August 1, 2012	0.07	361	146	507
August 31, 2012	September 4, 2012	0.07	394	173	567
September 30, 2012	October 1, 2012	0.06	429	203	632
October 31, 2012	November 1, 2012	0.07	505	247	752
November 30, 2012	December 3, 2012	0.07	612	287	899
December 17, 2012	December 27, 2012	0.09	917	462	1,379
December 31, 2012	January 2, 2013	0.07	682	341	1,023
			$4,904	$2,236	$7,140
2013:
January 31, 2013	February 1, 2013	$0.07	$787	$395	$1,182
February 28, 2013	March 1, 2013	0.06	797	408	1,205
March 31, 2013	April 1, 2013	0.07	1,008	525	1,533
April 30, 2013	May 1, 2013	0.07	1,099	589	1,688
May 31, 2013	June 1, 2013	0.07	1,276	755	2,031
June 30, 2013	July 1, 2013	0.07	1,396	893	2,289
July 31, 2013	August 1, 2013	0.07	1,562	1,044	2,606
			$7,925	$4,609	$12,534

The following table reflects the stock distributions per share that the Company declared on its common stock to date:

Date Declared	Record Date	Payment Date	Per Share	Distribution Percentage	Shares Issued
March 29, 2012	May 1, 2012	May 2, 2012	$0.05	0.49%	25,709

The Company has not established any limit on the extent to which it may use borrowings, if any, or proceeds from its IPO to fund distributions (which may reduce the amount of capital it ultimately invests in assets). There can be no assurance that the Company will be able to sustain distributions at any particular level.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 12 — Distributions  – (continued)

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the stock price that the shares are sold in the offering as of the date the distribution is made.

Note 13 — Financial Highlights

The following is a schedule of financial highlights for the six months ended June 30, 2013, and 2012:

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Per share data:
Net asset value, beginning of period	$9.41	$9.00
Results of operations(1)
Net investment income	0.14	0.41
Net realized and unrealized appreciation on investments	0.19	0.16
Net realized and unrealized appreciation on total return swap	0.30	—
Net increase in net assets resulting from operations	0.63	0.57
Stockholder distributions(2)
Distributions from net investment income	(0.42)	(0.40)
Distributions from net realized capital gain on investments and total return swap	—	(0.08)
Net decrease in net assets resulting from stockholder distributions	(0.42)	(0.48)
Capital share transactions
Issuance of common stock(3)	0.20	0.31
Repurchases of common stock(4)	—	—
Offering costs	(0.13)	(0.20)
Net increase in net assets resulting from capital share transactions	0.07	0.11
Net asset value, end of period	$9.69	$9.20
Shares outstanding at end of period	33,900,183	6,735,854
Total return(6)	6.70%	6.89%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$328,439	$61,951
Ratio of net investment income to average net assets(5)(8)	3.00%	11.38%
Ratio of operating expenses to average net assets(5)(8)	5.47%	3.02%
Ratio of incentive fees to average net assets(5)(8)	2.06%	3.23%
Ratio of credit facility related expenses to average net assets(8)	6.80%	1.86%
Portfolio turnover rate(7)	64.77%	44.89%

(1)	The per share data was derived by using the weighted average common shares outstanding during the period. Net investment income per share excluding the expense support reimbursement and waiver of management and incentive fees equals $0.13 for the six months ended June 30, 2013. Net investment income per share excluding the expense support reimbursement and waiver of management and incentive fees equals $0.28 for the six months ended June 30, 2012.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 13 — Financial Highlights  – (continued)

(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.
(4)	The per share impact of the Company's repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the six months ended June 30, 2013. The Company had no repurchases for the six months ended June 30, 2012.
(5)	For the six months ended June 30, 2013, excluding the expense support reimbursements and waiver of management and incentive fees, the ratio of net investment income, operating expenses and incentive fees to average net assets was 2.64%, 5.84% and 2.43%, respectively. For the six months ended June 30, 2012, excluding the expense support reimbursement and waiver of management and incentive fees, the ratio of net investment income, operating expenses and incentive fees to average net assets was 3.31%, 11.09% and 3.23%, respectively.
(6)	Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return based on net asset value for the six months ended June 30, 2013, includes the effect of the expense support reimbursement and waiver of management and incentive fees which equaled 0.18%. The total return based on net asset value for the six months ended June 30, 2012, includes the effect of the expense support reimbursement and waiver of management and incentive fees which equaled 4.01%.
(7)	Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value.
(8)	Ratios are annualized.

Note 14 — Subsequent Events

The Company has evaluated subsequent events through the filing of this Form 10-Q and determined that there have been no events that have occurred that would require adjustments to the Company’s disclosures in the consolidated financial statements except for the following:

Subsequent to June 30, 2013 through the date of issuance of the financial statements included herein, the Company has purchased 7 debt investments and 7 equity investments with an aggregate face value of $68.3 million for $66.3 million in cash and sold 10 debt investments and 1 equity investment with an aggregate carrying value of $17.8 million for an aggregate redemption value of $18.0 million in cash resulting in a realized gain of $0.2 million.

From July 1, 2013 to August 13, 2013, the Company has issued 6.7 million shares of common stock including shares issued pursuant to the DRIP. Total gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $73.1 million.

On July 18, 2013, the Company, through a wholly-owned subsidiary, 405 TRS I, LLC (“TRS Sub”), amended and restated its total return swap agreement (the “Fourth Amended Agreement”) with Citibank, N.A. (“Citi”). The Fourth Amended Agreement increases the maximum aggregate market value of the portfolio of loans that TRS Sub may select from $200.0 million to $275.0 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 14 — Subsequent Events  – (continued)

SCHEDULE OF INVESTMENTS AND ADVANCES TO AFFILIATES
(dollars in thousands)

Schedule 12 – 14

		Six months ended June 30, 2013
Portfolio Company	Investment	As of June 30, 2013 Number of Shares/Principal Amount	Amount of dividends and interest included in income	Amount of equity in net profit and loss	As of June 30, 2013 Fair Value
Control Investments
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	25,000	$239	$—	$24,470
Garrison Funding 2013-1 Ltd. Subordinated Notes	Collateralized Securities	7,500	—	—	7,500
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	6,000	164	—	5,643
NewStar Arlington Fund, LLC	Equity/Other	21,790	—		21,790
Total Control Investments			$403	$—	$59,403
Affiliate Investments
PennantPark Credit Opportunity Fund LP	Equity/Other	5,000	$156	$—	$5,213
THL Credit Greenway Fund II LLC	Equity/Other	8,113	35	—	8,092
Total Affiliate Investments			$191	$—	$13,305

The table below represents the balance at the beginning of the year, December 31, 2012 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of June 30, 2013.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2012	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value at June 30, 2013
Catamaran CLO 2013-1 Ltd. Subordinated Notes	$—	$23,000	$—	$1,470	$24,470
Garrison Funding 2013-1 Ltd. Subordinated Notes	—	7,500	—	—	7,500
JMP Credit Advisors CLO II Ltd. Subordinated Notes	—	5,700	—	(57)	5,643
NewStar Arlington Fund, LLC	—	21,790	—	—	21,790
PennantPark Credit Opportunity Fund LP	5,137	—	—	76	5,213
THL Credit Greenway Fund II LLC	—	8,113	—	(21)	8,092

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 14 — Subsequent Events  – (continued)

SCHEDULE OF INVESTMENTS AND ADVANCES TO AFFILIATES
(dollars in thousands)

Schedule 12 – 14

		Year Ended December 31, 2012
Portfolio Company	Investment	As of December 31, 2012 Number of Shares/Principal Amount	Amount of dividends and interest included in income	Amount of equity in net profit and loss	As of December 31, 2012 Fair Value
Affiliate Investments
PennantPark Credit Opportunity Fund LP	Equity/Other	5,000	$—	$—	$5,137
Total Affiliate Investments			$—	$—	$5,137

The table below represents the balance at the beginning of the year, December 31, 2011 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of December 31, 2012.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2011	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2012
PennantPark Credit Opportunity Fund LP	$—	$5,000	$—	$137	$5,137

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the accompanying consolidated financial statements of Business Development Corporation of America and the notes thereto, and other financial information included elsewhere in this Quarterly Report on Form 10-Q. We are externally managed by our adviser, BDCA Adviser, LLC (the “Adviser”).

The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	actual and potential conflicts of interest with our Adviser and its affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability to qualify and maintain our qualification as a RIC and a BDC; and
•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors discussed in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Quarterly Report on Form 10-Q relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Quarterly Report on Form 10-Q.

Overview

We are a specialty finance company incorporated in Maryland in May 2010. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are therefore required to comply with certain regulatory requirements. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, hereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are managed by BDCA Adviser, LLC (the “Adviser”), a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is controlled by Nicholas S. Schorsch, our chairman and chief executive officer, and William M. Kahane, one of our directors, through their ownership of AR Capital, LLC (the “Sponsor”).

On January 25, 2011, we commenced our initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. We sold 22,222 shares of common stock to our Adviser on July 8, 2010 at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, we raised sufficient funds to break escrow on our IPO and commenced operations as of that date. As of June 30, 2013, we had issued 33.9 million shares of common stock for gross proceeds of $356.3 million including the shares purchased by the Sponsor and shares issued under our distribution reinvestment plan (“DRIP”). As of June 30, 2013, we had repurchased 0.07 million shares of common stock for payments of $0.7 million.

On July 13, 2012, we, through a wholly-owned subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”), which was amended May 10, 2013 to increase the aggregate market value of the portfolio of loans selected by 405 Sub. 405 Sub is included within our consolidated financial statements. As amended, the TRS provides that 405 Sub may select a portfolio of loans with a maximum aggregate value (determined at the time such loans become subject to the TRS) of $200.0 million. The consolidated financial statements include both our accounts and the accounts of 405 Sub. All significant intercompany transactions have been eliminated in consolidation.

On July 24, 2012, we, through a newly-formed, wholly-owned special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent (together, “Wells Fargo”) and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility which was amended on April 26, 2013, provides for borrowings in an aggregate principal amount of up to $100.0 million on a committed basis, with a term of 60 months. Funding I is included within our consolidated financial statements. The consolidated financial statements include both our accounts and the accounts of Funding I. All significant intercompany transactions have been eliminated in consolidation.

We anticipate that during our offering period we will invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies. We may also purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We define middle market companies as those with annual revenues between $10 million and $1 billion. We expect that our investments will generally range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of our capital base. As we increase our capital base during our offering period, we will begin investing in, and ultimately intend to have a substantial portion of our assets invested in customized direct loans to and equity securities of middle market companies. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of U.S. operating companies whose securities are not listed on a national securities exchange, U.S. operating companies with listed securities that have equity market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions.

Investment Advisory and Administration Agreements

Pursuant to the Investment Advisory and Management Services Agreement we have with the Adviser (the “Investment Advisory Agreement”), we pay the Adviser a fee for its services consisting of two components — a management fee and an incentive fee. The management fee is calculated at an annual rate of 1.5% of our average gross assets and is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature.

The second part of the incentive fee, referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

We have entered into a fund administration servicing agreement and a fund accounting servicing agreement with US Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary to operate. On August 13, 2012, we entered into a custody agreement with U.S. Bank National Association (“US Bank”). Under the custody agreement, US Bank will hold all of our portfolio securities and cash for certain of our subsidiaries, and will transfer such securities or cash pursuant to our instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party. The Dealer Manager, an entity under common ownership with the Sponsor, serves as the dealer manager of the IPO. The Adviser and the Dealer Manager are related parties and will receive compensation and fees for services related to the IPO and for the investment and management of our assets. The Adviser will receive fees during the offering, operational and liquidation stages while the Dealer Manager will receive fees during the offering stage. The Adviser will pay to the Administrator a portion of the fees payable to the Adviser for the performance of these support services.

Significant Accounting Estimates and Critical Accounting Policies

Our consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective, or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the consolidated financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our consolidated financial statements in addition to those discussed below.

Set forth below is a summary of the significant accounting estimates and critical accounting policies that management believes are important to the preparation of our consolidated financial statements. Certain of our accounting estimates are particularly important for an understanding of our financial position and results of operations and require the application of significant judgment by our management. As a result, these estimates are subject to a degree of uncertainty. These significant accounting estimates include:

Valuation of Portfolio Investments

Portfolio investments are reported on the consolidated statements of assets and liabilities at fair value. On a quarterly basis we perform an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification, (“ASC”), Topic 946, Financial Services-Investment Companies, as of our measurement date. However, in determining the fair value of our investment, we may make adjustments to the net asset value per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date. The value of our TRS is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, we model both the assets and liabilities of each Collateralized Securities' capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, we consider broker quotations and/or quotations provided by pricing services as an input to valuation when available.

As part of our quarterly valuation process, our Adviser may be assisted by an independent valuation firm engaged by our board of directors. The audit committee of our board of directors reviews each preliminary valuation and our Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. Our board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of our Adviser, the independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our consolidated financial statements.

Income Taxes

We have elected to be treated for federal income tax purposes, and intend to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes to stockholders at least 90% of its “investment company taxable income,” as defined in the Code, each year. Distributions paid to stockholders up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

New Accounting Pronouncements

In May 2011, the FASB issued guidance that expands the existing disclosure requirements for fair value measurements, primarily for Level 3 measurements, which are measurements based on unobservable inputs such as our own data. This guidance is largely consistent with current fair value measurement principles with few exceptions that do not result in a change in general practice. The guidance became effective for the Company beginning January 1, 2012 and, accordingly, the Company has presented the required disclosures (see Note 3 — Fair Value of Financial Instruments). The adoption of this guidance did not have a material impact on our consolidated financial position or results of operations as the guidance relates only to disclosure requirements.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Portfolio and Investment Activity

During the six months ended June 30, 2013, we made $302.8 million of investments in new portfolio companies and had $135.2 million in aggregate amount of exits and repayments, resulting in net investments of $167.6 million for the period. During the six months ended June 30, 2012, we made $80.4 million of investments in new portfolio companies and had $23.5 million in aggregate amount of exits and repayments, resulting in net investments of $56.9 million for the period.

Our portfolio composition, based on fair value, including the value of the TRS underlying loans, at June 30, 2013 was as follows:

	At June 30, 2013
	Percentage of Total Portfolio(1)	Weighted Average Current Yield for Total Portfolio(2)	Percentage of TRS Underlying Loans	Weighted Average Current Yield for TRS Underlying Loans	Percentage of Total Portfolio Including TRS Underlying Loans	Weighted Average Current Yield for Total Portfolio Including TRS Underlying Loans(2)
Senior Secured First Lien Debt	46.3%	7.9%	92.4%	8.1%	63.7%	8.0%
Senior Secured Second Lien Debt	13.6	11.5	7.6	11.0	11.3	11.4
Subordinated Debt	11.6	13.7	—	—	7.2	13.7
Collateralized Securities(3)	14.6	12.4	—	—	9.1	12.4
Equity/Other	13.9	N/A	—	N/A	8.7	N/A
Total	100.0%	10.0%	100.0%	8.3%	100.0%	9.3%

(1)	Does not include TRS underlying loans.
(2)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(3)	Weighted average current yield for Collateralized Securities is based on the estimation of effective yield to expected maturity for each security as calculated in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets (see Note 2 — Summary of Significant Accounting Policies).

Our portfolio composition, based on fair value, including the value of the TRS underlying loans, at December 31, 2012 was as follows:

	At December 31, 2012
	Percentage of Total Portfolio(1)	Weighted Average Current Yield for Total Portfolio(2)	Percentage of TRS Underlying Loans	Weighted Average Current Yield for TRS Underlying Loans	Percentage of Total Portfolio Including TRS Underlying Loans	Weighted Average Current Yield for Total Portfolio Including TRS Underlying Loans(2)
Senior Secured First Lien Debt	61.9%	8.4%	100.0%	8.1%	75.1%	8.3%
Senior Secured Second Lien Debt	24.5	12.0	—	—	16.0	12.0
Subordinated Debt	2.9	14.0	—	—	1.9	14.0
Collateralized Securities(3)	6.3	25.9	—	—	4.1	25.9
Equity/Other	4.4	N/A	—	N/A	2.9	N/A
Total	100.0%	10.6%	100.0%	8.1%	100.0%	9.7%

(1)	Does not include TRS underlying loans.
(2)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(3)	Weighted average current yield for collateralized securities is based on interest income received for the year ended December 31, 2012. For the year ended December 31, 2012, we received $1.0 million of interest income on the collateralized securities.

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at June 30, 2013 (dollars in thousands):

	At June 30, 2013
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans(2)	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Banking, Finance, Insurance & Real Estate	$94,838	30.7%	$19,222	10.3%	$114,061	23.0%
Energy: Oil & Gas	37,309	12.1	17,393	9.3	54,702	11.0
Services: Business	28,644	9.3	15,030	8.0	43,674	8.8
Healthcare & Pharmaceuticals	28,410	9.2	12,820	6.8	41,230	8.3
Hotel, Gaming & Leisure	14,800	4.8	19,808	10.6	34,608	7.0
Services: Consumer	7,475	2.4	21,019	11.2	28,494	5.7
Beverage, Food & Tobacco	14,984	4.9	7,998	4.2	22,982	4.6
Telecommunications	14,812	4.8	5,970	3.2	20,782	4.2
Media: Advertising, Printing & Publishing	7,478	2.4	11,907	6.3	19,385	3.9
Environmental Industries	7,493	2.4	7,336	3.9	14,829	3.0

	At June 30, 2013
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans(2)	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Forest Products & Paper	7,880	2.6	6,895	3.7	14,775	3.0
Media: Broadcasting & Subscription	14,550	4.7	—	—	14,550	2.9
High Tech Industries	5,346	1.7	8,240	4.4	13,586	2.7
Transportation: Cargo	1,997	0.7	9,983	5.3	11,980	2.4
Consumer goods: Non-durable	11,782	3.8	—	—	11,782	2.4
Chemicals, Plastics & Rubber	3,366	1.1	5,390	2.9	8,756	1.8
Metals & Mining	3,760	1.2	4,700	2.5	8,460	1.7
Aerospace & Defense	—	—	6,988	3.7	6,988	1.4
Capital Equipment	—	—	6,930	3.7	6,930	1.4
Construction & Building	3,795	1.2	—	—	3,795	0.8
Total	$308,719	100.0%	$187,629	100.0%	$496,349	100.0%

(1)	Does not include TRS underlying loans.
(2)	The TRS underlying loans are held by our counterparty to the TRS, Citi. The values of the TRS underlying loans shown are based primarily on the indicative bid prices provided by an independent third-party pricing service to Citi.

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at December 31, 2012 (dollars in thousands):

	At December 31, 2012
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans(2)	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Services: Business	$24,553	18.0%	$13,679	19.0%	$38,232	18.4%
Healthcare & Pharmaceuticals	19,090	14.0	15,064	20.9	34,154	16.4
Hotel, Gaming & Leisure	17,093	12.6	13,869	19.2	30,962	14.9
Energy: Oil & Gas	17,592	12.9	—	—	17,592	8.5
Banking, Finance, Insurance & Real Estate	14,422	10.6	—	—	14,422	6.9
Beverage, Food & Tobacco	4,162	3.1	8,008	11.1	12,170	5.8
High Tech Industries	10,895	8.0	—	—	10,895	5.2
Chemicals, Plastics & Rubber	3,400	2.6	6,374	8.8	9,774	4.7
Environmental Industries	3,915	2.9	4,893	6.8	8,808	4.2
Metals & Mining	3,840	2.8	4,800	6.7	8,640	4.1
Capital Equipment	4,005	2.9	3,504	4.9	7,509	3.6
Telecommunications	7,378	5.4	—	—	7,378	3.5
Media: Advertising, Printing & Publishing	1,960	1.4	1,931	2.6	3,891	1.9
Construction & Building	3,866	2.8	—	—	3,866	1.9
Total	$136,171	100.0%	$72,122	100.0%	$208,293	100.0%

(1)	Does not include TRS underlying loans.
(2)	The TRS underlying loans are held by our counterparty to the TRS, Citi. The values of the TRS underlying loans shown are based primarily on the indicative bid prices provided by an independent third-party pricing service to Citi.

The following table presents the fair value measurements at June 30, 2013 for our Level 3 investments (dollars in thousands):

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
ALM VI, Ltd. Subordinated Notes	Collateralized Securities	$1,925	0.6%
American Importing Company, Inc.	Senior Secured First Lien Debt	10,890	3.5%
Carlyle Global Market Strategies CLO 2012-1, Ltd. Subordinated Notes	Collateralized Securities	1,655	0.5%
Carlyle Global Market Strategies CLO 2012-2, Ltd. Subordinated Notes	Collateralized Securities	924	0.3%
Carlyle GMS Finance, Inc.	Equity/Other	1,128	0.4%
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	24,470	7.9%
Eureka Hunter Holdings, LLC	Senior Secured Second Lien Debt	4,982	1.6%
FairPay Solutions Inc. Term Loan A	Senior Secured First Lien Debt	2,400	0.8%
FairPay Solutions Inc. Term Loan B	Senior Secured First Lien Debt	7,500	2.4%
Garrison Funding 2013-1 Ltd. Subordinated Notes	Collateralized Securities	7,500	2.4%
Gold, Inc.	Subordinated Debt	11,782	3.8%
H.D. Vest, Inc.	Senior Secured Second Lien Debt	8,641	2.8%
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	5,643	1.8%
MBLOX Inc.	Senior Secured Second Lien Debt	6,965	2.3%
MBLOX Inc. – Warrants	Equity/Other	409	0.1%
MC Funding Ltd. Preferred Shares	Collateralized Securities	2,853	0.9%
NewStar Arlington Fund, LLC	Equity/Other	21,790	7.1%
PennantPark Credit Opportunity Fund LP	Equity/Other	5,213	1.7%
PPT Management, LLC	Senior Secured First Lien Debt	1,938	0.6%
Precision Dermatology, Inc.	Senior Secured First Lien Debt	4,736	1.5%
S.B. Restaurant Co., Inc. – Warrants	Equity/Other	230	0.1%
S.B. Restaurant Co., Inc.	Subordinated Debt	3,864	1.3%
Source Refrigeration & HVAC, Inc.	Senior Secured First Lien Debt	2,838	0.9%
Teleflex Marine, Inc.	Senior Secured Second Lien Debt	3,320	1.1%
Tennenbaum Waterman Fund, L.P.	Equity/Other	5,223	1.7%
The SAVO Group, Ltd.	Subordinated Debt	2,493	0.8%
The SAVO Group, Ltd. – Warrants	Equity/Other	857	0.3%
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	14,550	4.7%
THL Credit Greenway Fund II LLC	Equity/Other	8,092	2.6%
Trinity Consultants Holdings, Inc.	Senior Secured First Lien Debt	3,117	1.0%
Varel International Energy Mezzanine Funding Corp.	Subordinated Debt	10,170	3.3%
Vestcom Acquisition, Inc.	Subordinated Debt	7,478	2.4%
Total Level 3 investments		$195,576	63.2%

The following table presents the fair value measurements at December 31, 2012 for our Level 3 investments (dollars in thousands):

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
ALM VI, Ltd. Subordinated Notes	Collateralized Securities	$2,030	1.4%
Carlyle Global Market Strategies CLO 2012-1, Ltd. Subordinated Notes	Collateralized Securities	1,950	1.3%
Carlyle Global Market Strategies CLO 2012-2, Ltd. Subordinated Notes	Collateralized Securities	953	0.6%
ConvergeOne Holdings Corp.	Senior Secured First Lien Debt	3,876	2.7%
Creative Circle, LLC	Senior Secured First Lien Debt	9,788	7.2%
Eureka Hunter Holdings, LLC	Senior Secured Second Lien Debt	5,000	3.7%
MC Funding Ltd. Preferred Shares	Collateralized Securities	3,600	2.6%
PennantPark Credit Opportunity Fund, LP	Equity/Other	5,137	3.8%
Permian Tank & Manufacturing, Inc.	Senior Secured First Lien Debt	1,578	1.2%
PPT Management, LLC	Senior Secured First Lien Debt	1,989	1.5%
Precision Dermatology, Inc.	Senior Secured First Lien Debt	4,996	3.7%
Precision Dermatology, Inc. – Warrants	Equity/Other	—	—%
S.B. Restaurant Co., Inc.	Subordinated Debt	3,939	2.9%
S.B. Restaurant Co., Inc. – Warrants	Equity/Other	223	0.2%
Source Refrigeration & HVAC, Inc.	Senior Secured First Lien Debt	2,963	2.2%
Teleflex Marine, Inc.	Senior Secured Second Lien Debt	3,258	2.5%
Tennenbaum Waterman Fund, L.P.	Equity/Other	752	0.7%
Total Level 3 investments		$52,032	38.2%

The following table presents the percentage of amortized cost by loan market for investments, including the TRS underlying loans, as of June 30, 2013:

	Amortized Cost as of June 30, 2013
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	70.2%	92.1%	78.4%
Large Corporate(2)	1.8	7.9	4.1
Other(3)	28.0	—	17.5
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of amortized cost by loan market for investments, including the TRS underlying loans, as of December 31, 2012:

	Amortized Cost as of December 31, 2012
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	79.5%	100.0%	86.6%
Large Corporate(2)	9.9	—	6.5
Other(3)	10.6	—	6.9
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of fair value by loan market for investments, including the TRS underlying loans, as of June 30, 2013:

	Fair Value as of June 30, 2013
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	69.7%	91.9%	78.1%
Large Corporate(2)	1.8	8.1	4.2
Other(3)	28.5	—	17.7
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of fair value by loan market for investments, including the TRS underlying loans, as of December 31, 2012:

	Fair Value as of December 31, 2012
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	79.2%	100.0%	86.4%
Large Corporate(2)	10.0	—	6.6
Other(3)	10.8	—	7.0
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

Portfolio Asset Quality

Our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser grades the credit risk of all debt investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio debt investment relative to the inherent risk at the time the original debt investment was made (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors.

Loan Rating	Summary Description
1	Debt investment exceeding fundamental performance expectations and/or capital gain expected. Trends and risk factors since the time of investment are favorable.
2	Performing consistent with expectations and a full return of principal and interest expected. Trends and risk factors are neutral to favorable. All investments are initially rated a “2”.
3	Performing debt investment requiring closer monitoring. Trends and risk factors show some deterioration.
4	Underperforming debt investment. Some loss of interest or dividend expected, but still expecting a positive return on investment. Trends and risk factors are negative.
5	Underperforming debt investment with expected loss of interest and some principal.

The weighted average risk ratings of our investments based on amortized cost were 2.11 as of June 30, 2013 and 2.03 as of December 31, 2012.

RESULTS OF OPERATIONS

Operating results for the three and six months ended June 30, 2013 and June 30, 2012 are as follows (dollars in thousands):

	For the Three Months Ended June 30, 2013	For the Three Months Ended June 30, 2012
Total investment income	$5,176	$1,156
Total expenses, net	4,007	117
Net investment income	1,169	1,039
Net realized gain from investments	739	502
Net realized gain from total return swap	2,874	—
Net unrealized appreciation (depreciation) on investments	2,100	(363)
Net unrealized appreciation on total return swap	30	—
Net increase in net assets resulting from operations	$6,912	$1,178

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Total investment income	$9,531	$1,767
Total expenses, net	6,155	371
Net investment income	3,376	1,396
Net realized gain from investments	1,734	582
Net realized gain from total return swap	4,669	—
Net unrealized appreciation (depreciation) on investments	2,758	(30)
Net unrealized appreciation on total return swap	2,314	—
Net increase in net assets resulting from operations	$14,851	$1,948

Investment Income

The increase in total investment income for the three and six months ended June 30, 2013, as compared to the same period in 2012, was primarily due to the increase in the size of the portfolio. Portfolio investments, at amortized cost, increased from $71.9 million at June 30, 2012 to $304.7 million at June 30, 2013.

Operating Expenses

The composition of our operating expenses for the three and six months ended June 30, 2013 and 2012 was as follows (dollars in thousands):

	For the Three Months Ended June 30, 2013	For the Three Months Ended June 30, 2012
Interest and credit facility financing expenses	$467	$122
Professional fees	574	108
Directors fees	17	11
Insurance	57	52
Management fees	1,211	230
Subordinated income incentive fees	1,100	208
Capital gains incentive fees	568	38
Other administrative	13	13
Expenses before expense waivers and reimbursements from Adviser	4,007	782
Waiver of management and incentive fees	—	(476)
Expense support reimbursements from Adviser	—	(189)
Total expenses net of expense waivers and reimbursements from Adviser	$4,007	$117

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Interest and credit facility financing expenses	$769	$228
Professional fees	812	227
Directors fees	33	39
Insurance	111	103
Management fees	2,037	328
Subordinated income incentive fees	1,829	279
Capital gains incentive fees	899	117
Other administrative	71	40
Expenses before expense waivers and reimbursements from Adviser	6,561	1,361
Waiver of management and incentive fees	(406)	(724)
Expense support reimbursements from Adviser	—	(266)
Total expenses net of expense waivers and reimbursements from Adviser	$6,155	$371

Interest and credit facility expenses for the three and six months ended June 30, 2013 increased from the corresponding period in 2012 due to the increase in the average amount of debt outstanding from $9.1 million for the six months ended June 30, 2012 to $26.9 million for the comparable period in 2013. Interest and credit facility expenses for the three and six months ended June 30, 2013 were comprised of amortization of deferred financing costs related to our Credit Facility with Wells Fargo, while the interest and credit facility expenses in the same period in 2012 were related to our Credit Facility with Main Street.

For the three and six months ended June 30, 2013, we incurred $1.2 million and $2.0 million, respectively, of management fees, of which the Adviser did not waive any such fees. For the three and six months ended June 30, 2012, we incurred $0.2 million and $0.3 million, respectively, of management fees, all of which were waived by the Adviser. For the three and six months ended June 30, 2013, we incurred $1.7 million, and $2.7 million, respectively, of incentive fees, of which the Adviser waived $0.0 million and $0.4 million, respectively. For the three and six months ended June 30, 2012, management fees of $0.2 million and $0.3 million, respectively, and incentive fees of $0.2 million and $0.3 million, respectively, were incurred but waived by the Adviser. The increase in management fees was driven by an increase in average assets from $51.7 million for the six months ended June 30, 2012 to $287.0 million for the comparable period in 2013. The $1.7 million and $2.7 million of incentive fees for the three and six months ended June 30, 2013 was driven by $1.1 million and $1.8 million, respectively, of subordinated incentive fees which are based primarily on interest income. The remainder constituted capital gains incentive fees.

We have entered into the Expense Support Agreement with our Adviser, whereby the Adviser may pay up to 100% of all of our operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until we and the Adviser mutually agree otherwise. The Expense Support Payment for any month shall be paid to us by the Adviser in cash and/or offsets against amounts due from us to the Adviser.

Net Realized Gain from Investments

For the three and six months ended June 30, 2013, we sold $64.5 million and $135.2 million, respectively, of assets, resulting in $0.7 million and $1.7 million, respectively, of realized gains from investments. For the three and six months ended June 30, 2012, we had $5.9 million and $23.5 million, respectively, of principal repayments, resulting in $0.5 million and $0.6 million, respectively, of realized gains from investments.

Net Realized Gain from Total Return Swap

For the three and six months ended June 30, 2013, we had $2.9 million, and $4.7 million, respectively, of realized gains from the TRS. Please see Note 6 — Total Return Swap — in our consolidated financial statements included in this report for more information about the realized gains generated by loans held under the TRS. For the three and six months ended June 30, 2012, we had not entered into the TRS.

At June 30, 2013, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$2,505	$5,345
TRS interest expense	(430)	(926)
Gains on TRS asset sales	9	250
Net realized gain from TRS	$2,084	$4,669

The Company did not have a TRS prior to July 13, 2012.

Net Change in Unrealized Appreciation on Investments

For the three and six months ended June 30, 2013, our investments had $2.1 million and $2.8 million, respectively, of unrealized appreciation. For the three and six months ended June 30, 2012, our investments had $0.4 million and $0.03 million, respectively, of unrealized depreciation.

Net Change in Unrealized Appreciation on Total Return Swap

For the three and six months ended June 30, 2013, our investments in the TRS had $0.03 million and $2.3 million of unrealized appreciation. The appreciation of the investments in the TRS was driven by the decrease in yields on comparable assets in the market. For the three and six months ended June 30, 2012, we had not entered into the TRS.

Cash Flows for the Six Months Ended June 30, 2013

For the six months ended June 30, 2013, net cash used in operating activities was $166.6 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the six months ended June 30, 2013 was primarily due to $302.8 million for purchases of investments partially offset by $135.2 million for sales and repayments of investments and $14.9 million from a net increase in net investment income. The purchase and sales activity is driven by the increase in investment activity resulting from the continuous equity capital raising and growing capital base.

Net cash provided by financing activities of $161.7 million during the six months ended June 30, 2013 primarily related to net proceeds from the issuance of common stock of $180.3 million and proceeds from the Credit Facility of $18.0 million. These inflows were partially offset by principal repayments on debt of $29.7 million and payments of stockholder distributions of $5.6 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

Cash Flows for the Six Months Ended June 30, 2012

For the six months ended June 30, 2012, net cash used in operating activities was $45.2 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. Cash flows used in operating activities for the six months ended June 30, 2012 were mainly due to net income of $1.9 million adjusted for $80.4 million for purchases of investments, $1.9 million from increase in unsettled trades receivable, $0.6 million from net realized gain on investments, $0.1 million from increase in prepaid expenses and other assets, $0.03 million from decrease in accounts payable and accrued expenses and $0.2 million from increase in interest receivable offset by cash provided by operating activities of $23.5 million for sales and repayments of investments and $12.7 million from increase in unsettled trades payable.

Net cash provided by financing activities of $55.0 million during the six months ended June 30, 2012 related to net proceeds from the issuance of common stock of $52.9 million and proceeds on line of credit of

$4.1 million. These inflows were partially offset by payments of deferred offering costs of $0.3 million, payments to affiliate of $0.9 million, payments of financing cost of $0.05 million and payments of stockholder distributions of $0.7 million.

Liquidity and Capital Resources

We generate cash from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments, as well as proceeds from sales of our investments. The Registration Statement offering for sale up to approximately $1.5 billion of shares of our common stock (150.0 million shares at an initial offering price of $10.00 per share) (the “Offering”), was declared effective on January 27, 2011. As of June 30, 2013, we had issued 33.9 million shares of our common stock for gross proceeds of $356.3 million, including shares issued to the Sponsor and shares issued under the DRIP.

Our principal demands for funds in both the short-term and long-term are for portfolio investments, either directly or through investment interests, for the payment of operating expenses, distributions to our investors, repurchases under our share repurchase program, and for the payment of principal and interest on our outstanding indebtedness. Generally, capital needs for investment activities will be met through net proceeds received from the sale of common stock through our public offering. We may also from time to time enter into other agreements with third parties whereby third parties will contribute to specific investment opportunities. Items other than investment acquisitions are expected to be met from a combination of the proceeds from the sale of common stock, cash flows from operations, and, during our IPO, reimbursements from the Adviser.

We have entered into the Expense Support Agreement with our Adviser, whereby the Adviser may pay the Expense Support Payment for any period beginning on the effective date of the Registration Statement, until we and the Adviser mutually agree otherwise. The purpose of the Expense Support Agreement was to reduce our offering and operating expenses until we had achieved economies of scale sufficient to ensure that we were able to bear a reasonable level of expense in relation to our investment income. The Expense Support Payment for any month shall be paid to us by the Adviser in cash and/or offsets against amounts due from us to the Adviser. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any. As of June 30, 2013, the Adviser had made payments to the Company for $1.0 million of expenses pursuant to the Expense Support Agreement. See Note 4 - Related Party Transactions and Arrangements — Expense Support Agreement — in our consolidated financial statements included in this report for additional information on this arrangement, including Expense Payments made by our Adviser pursuant to the terms of this agreement and the ability of the Adviser to be reimbursed for Expense Payments made to us.

Other potential future sources of capital include proceeds from secured or unsecured financings from banks or other lenders, proceeds from private offerings, proceeds from the sale of investments and undistributed funds from operations. However, our ability to incur additional debt will be dependent on a number of factors, including our degree of leverage, the value of our unencumbered assets and borrowing restrictions that may be imposed by lenders. Our ability to raise proceeds in our public offering will be dependent on a number of factors as well, including general market conditions for BDCs and market perceptions about us.

In January 2011, we entered into an agreement to obtain a revolving line of credit in the amount of $10.0 million with Main Street. The line of credit bore a variable interest rate based on LIBOR plus 3.50%. On July 24, 2012, we used working capital and certain proceeds from the total return swap of our subsidiary, 405 Sub, to repay all of the obligations under our credit facility with Main Street. We were not required to pay any prepayment penalty in connection with such repayment.

Total Return Swap

On July 13, 2012, we, through a wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi, which was recently amended on May 10, 2013, to increase the aggregate market value of the portfolio of loans selected by 405 Sub.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively adds leverage to our portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enables us, through our ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest type payment to Citi.

The obligations of 405 Sub under the TRS are non-recourse to us and our exposure to the TRS is limited to the amount that we contribute to 405 Sub in connection with the TRS. Generally, that amount will be the amount that 405 Sub is required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). As amended, the TRS provides that 405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $200.0 million.

405 Sub will pay interest to Citi for each loan at a rate equal to one-month or three-month LIBOR, depending on the terms of the underlying loan, plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub may deduct the appreciation of such loan's value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the TRS, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days' notice and 405 Sub would be required to pay certain breakage costs to Citi. 405 Sub may terminate the TRS prior to July 13, 2015 but would be required to pay certain termination fees.

As of June 30, 2013, we had $52.2 million in cash held as collateral by Citi under the terms of the TRS.

Wells Fargo Credit Facility

On July 24, 2012, we, through a newly-formed, wholly-owned special purpose financing subsidiary, Funding I, entered into the Credit Facility with Wells Fargo and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility provides for borrowings in an aggregate principal amount of up to $100.0 million on a committed basis, with a term of 60 months.

We may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed us as servicer to manage its portfolio of loans. Funding I's obligations under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Credit Facility are non-recourse to us.

The Credit Facility will be priced at one month maturity LIBOR, with no LIBOR floor, plus a spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% for the first 20% of the unused balance and 2.0% for the portion of the unused balance that exceeds 20%. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in April 2018.

Borrowings under the Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I's portfolio. As of June 30, 2013, we were in compliance with regards to the Credit Facility covenants. The Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Credit Facility.

The Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate our rights, obligations, power and authority, in our capacity as servicer of the portfolio assets under the Credit Facility, including, but not limited to, non-performance of Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Wells Fargo and the secured parties under the Credit Facility.

In connection with the Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Our cash is deposited in either commercial bank accounts or custody accounts and may be deposited in short-term, highly liquid investments that we believe provide appropriate safety of principal.

As of June 30, 2013, we had $22.2 million outstanding under the Credit Facility.

Distributions

We have declared and paid cash distributions to our stockholders on a monthly basis since we commenced operations. As of June 30, 2013, the annualized yield for distributions declared was 7.75% based on our then current public offering price of $11.00 per share. From time to time, we may also pay interim distributions at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. For the three and six months ended June 30, 2013, we declared $6.0 million and $9.9 million, respectively, in cash distributions and paid distributions of $5.3 million and $8.6 million, respectively, which consists of $3.4 million and $5.6 million, respectively, in cash and $1.9 million and $3.0 million, respectively, issued pursuant to the DRIP. As of June 30, 2013, we had $2.3 million of distributions accrued and unpaid. For the three and six months ended June 30, 2012, we have declared $1.0 million and $1.4 million, respectively, in distributions and paid distributions of $0.8 million and $1.0 million, respectively, which consists of $0.6 million and $0.7 million, respectively, in cash and $0.2 million and $0.3 million, respectively, issued pursuant to the DRIP.

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the offering price that the shares are sold as of the date the distribution is made.

On March 29, 2012, we declared a special common stock distribution equal to $0.05 per share. The distribution was paid to stockholders of record on May 1, 2012.

On December 20, 2012, we announced that, pursuant to the authorization of our board of directors, we declared a special cash distribution equal to $0.0925 per share, to be paid to stockholders of record at the close of business on December 17, 2012, payable on December 27, 2012. This special cash distribution was paid exclusive of, and in addition to, our monthly distribution.

We may fund our cash distributions to stockholders from any sources of funds available to us including expense payments from our Adviser that are subject to reimbursement to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. Prior to June 30, 2012, a substantial portion of our distributions resulted from expense support payments made by our Adviser that are subject to reimbursement by us within three years from the date such payment obligations were incurred. The purpose of this arrangement could be to avoid such distributions being characterized as returns of capital for GAAP or tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for tax purposes. However, during the year ended December 31, 2012, no portion of our distributions was characterized as a return of capital for tax purposes. You should understand that any such distributions were not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such reimbursements. You should also understand that our future reimbursements of such expense support payments will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make expense support payments in future periods. For the fiscal year ended December 31, 2012, if expense support payments of $0.3 million were not made by our Adviser, approximately 4% percent of the distribution rate would have been a return of capital.

We consider our entire managed investment portfolio to include the investments in our portfolio included in our Consolidated Schedule of Investments as well as assets held in our TRS portfolio, which are considered off-balance sheet. Our Adviser selects and underwrites all of these investments and we measure their performance based on this managed portfolio. Our net investment income also does not include the interest income and expense related to the TRS portfolio. In accordance with GAAP, interest income and expense related to the TRS are accounted for as a component of “Net realized gain from total return swap.” The following table sets forth the computation of adjusted net investment income (loss) for the managed investment portfolio by adding the interest income from the TRS, the short-term realized gains, and the theoretical incentive fees on unrealized capital gains to the net investment income for the six months ended June 30, 2013 and 2012 (dollars in thousands):

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Net investment income	$3,376	$1,396
TRS net investment income(1)	4,419	—
Operating gains (short term)(2)	1,732	582
Incentive fees on unrealized gains(3)	748	—
Adjusted net investment income	$10,275	$1,978

(1)	TRS net investment income includes the interest income and expense related to the TRS portfolio. See Note 6 — Total Return Swap - in our consolidated financial statements included in this report for more information about the TRS.
(2)	Operating gains include short-term realized gains that result primarily from active portfolio management activities. As a RIC, short-term capital gains represent operating income available for distribution and are considered ordinary income.
(3)	Incentive fees on unrealized gains are the GAAP-required theoretical incentive fees accrued based upon unrealized portfolio appreciation. These fees reduce net investment income but are not contractually due to the Advisor. See Note 4 — Related Party Transactions and Agreements — in our consolidated financial statements included in this report for additional details on the theoretical capital gains incentive fees.

We did not have a TRS prior to July 13, 2012.

The following table sets forth the distributions made during the six months ended June 30, 2013 and 2012 (dollars in thousands):

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012
Monthly distributions	$9,928	$1,382
Stock dividends	—	264
Total distributions	$9,928	$1,646

Election as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2011, and to qualify as a RIC thereafter. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the annual distribution requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S federal excise, state, local and foreign taxes. We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

Inflation

The impact of inflation on our portfolio depends on the type of securities we hold. When inflation occurs, the value of our equity securities may fall in the short term. However in the long term, a company’s revenue and earnings and, therefore, the value of the equity investment, should at least increase at the same pace as inflation. The effect of inflation on debt securities is more immediate and direct as inflation may decrease the value of fixed rate debt securities. However, not all debt securities are effected equally, the longer the term of the debt security, the more volatile the value of the investment. The process through which we will value the investments in our portfolio on a quarterly basis, market quotations and our multi-step valuation process as described in our significant accounting policies, will take the effect of inflation into account.

Related-Party Transactions and Agreements

We have entered into agreements with affiliates of our Adviser, whereby we pay certain fees or reimbursements to our Adviser or its affiliates in connection with asset and service fees, reimbursement of operating costs and offering related costs. Our transfer agent, American National Stock Transfer, LLC, is a related party. The business was formed on November 2, 2012 and began providing certain transfer agency services for us on March 15, 2013. The Dealer Manager, an entity under common ownership with the Sponsor, serves as the dealer manager of our IPO. The Dealer Manager receives fees for services related to the IPO during the offering stage. See Note 4 — Related Party Transactions and Arrangements — in our consolidated financial statements included in this report for a discussion of the various related-party transactions, agreements and fees.

Contractual Obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at June 30, 2013 (dollars in thousands):

		Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving credit facility	$22,187	—	—	22,187	—
Total contractual obligations	$22,187	—	—	22,187	—

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources other than the TRS as discussed in the Liquidity and Capital Resources — Total Return Swap — section of Item 2. Management's Discussion and Analysis included in this report.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The market risk associated with financial instruments and derivative financial instruments is the risk of loss from adverse changes in market prices or interest rates. Our market risk arises primarily from interest rate risk relating to interest rate fluctuations. Many factors including governmental monetary and tax policies, domestic and international economic and political considerations and other factors that are beyond our control contribute to interest rate risk. To meet our short and long-term liquidity requirements, we borrow funds at a combination of fixed and variable rates. Our interest rate risk management objectives are to limit the impact of interest rate changes in earnings and cash flows and to lower our overall borrowing costs. To achieve these objectives, from time to time, we may enter into interest rate hedge contracts such as swaps, collars and treasury lock agreements, subject to the requirements of the 1940 Act, in order to mitigate our interest rate risk with respect to various debt instruments. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this report, we did not engage in interest rate hedging activities. We would not hold or issue these derivative contracts for trading or speculative purposes. We do not have any foreign operations and thus we are not exposed to foreign currency fluctuations.

As of June 30, 2013, our debt included variable-rate debt, bearing a variable interest rate at the London Interbank Offered Rate plus 2.16% at June 30, 2013 with a carrying value of $22.2 million. The following table quantifies the potential changes in interest income net of interest expense should interest rates increase by 100 or 200 basis points or decrease by 25 basis points assuming that our current balance sheet was to remain constant and no actions were taken to alter our existing interest rate sensitivity.

Change in Interest Rates	Estimated Percentage Change in Interest Income net of Interest Expense
(-) 25 Basis Points	0.03%
Base Interest Rate	—%
(+) 100 Basis Points	(0.01)%
(+) 200 Basis Points	3.94%

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

ITEM 4. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that our disclosure controls and procedures are effective as of the end of the period covered by this Quarterly Report on Form 10-Q.

Change in Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the quarter ended June 30, 2013 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II

ITEM 1. LEGAL PROCEEDINGS

Neither we nor our Adviser are currently subject to any material legal proceedings.

ITEM 1A. RISK FACTORS

In addition to the other information set forth in this report, you should carefully consider the factors discussed in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which could materially affect our business, financial condition and/or operating results. The risks described in our Annual Report on Form 10-K are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. Other than the following, there have been no material changes from the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2012.

To the extent that our Adviser serves as a “joint bookrunner” in connection with the underwriting of a loan or other security to be acquired, it may be subject to underwriter liability under the federal securities laws. This liability can be managed principally through the exercise of due diligence regarding any such offering. In addition, if it acts as joint bookrunner for a loan or other securities offering and is not successful in syndicating the loan or offering, our Adviser may acquire a larger amount of the subject securities than it had planned, and it may be required to hold such loan or security for a longer period than it had anticipated.

It could be determined that our Adviser is serving as a joint bookrunner in connection with offerings of loans or other securities in connection with providing investment advisory services to us in connection with our ongoing operations and the management of our portfolio. A joint bookrunner is one of multiple lead managers of a securities issuance which syndicates the issuance of securities with other bookrunners and syndicate firms to lower the risk of selling the security for each syndicate member. In acting as a joint bookrunner, our Adviser may be required to perform due diligence on certain offerings before they are syndicated and sold, subjecting our Adviser to underwriter liabilities under federal securities laws in connection with the offer and sale of such securities. Furthermore, in leading an underwriting syndicate, our Adviser, in acting as a joint bookrunner, could be obligated to sell a large portion of an offering of securities should it be unable to put together a substantial enough underwriting syndicate, perhaps obligating it to hold such security for a longer period of time than it had originally anticipated. By being deemed a joint bookrunner, our Adviser would be obligated to perform duties for other issuers while still managing our portfolio, thus reducing the amount of time it allocates to us and subjecting it to liabilities and financial obligations.

American National Stock Transfer, LLC, our affiliated transfer agent, has a limited operating history and a failure by our transfer agent to perform its functions for us effectively may adversely affect our operations.

Our transfer agent is a related party which was recently launched as a new business. The business was formed on November 2, 2012 and has not had any significant operations to date. On March 15, 2013, our transfer agent began providing certain transfer agency services for programs sponsored directly or indirectly by AR Capital, LLC. Because of its limited experience, there is no assurance that our transfer agent will be able to effectively provide transfer agency and registrar services to us. Furthermore, our transfer agent will be responsible for supervising third party service providers who may, at times, be responsible for executing certain transfer agency and registrar services. If our transfer agent fails to perform its functions for us effectively, our operations may be adversely affected.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers' Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority's regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

Not applicable.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

Not applicable.

ITEM 4. MINE SAFETY DISCLOSURES.

Not applicable.

ITEM 5. OTHER INFORMATION.

Not applicable.

ITEM 6. EXHIBITS

The following exhibits are included, or incorporated by reference, in this Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (and are numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Description
1.1	Dealer Manager Agreement with Realty Capital Securities, LLC, dated January 25, 2011 (previously filed as Exhibit 1.1 to the Company's Annual Report on Form10-K for the year ended December 31, 2012 filed on March 21, 2013 and herein incorporated by reference).
1.2	Form of Soliciting Dealer Agreement (previously filed as Exhibit (h)(2) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2/A filed on January 14, 2011 and herein incorporated by reference).
3.1	Second Articles of Amendment and Restatement of the Registrant (filed herewith).
3.2	Bylaws (previously filed as Exhibit (b) to the Company’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2/A filed on November 24, 2010 and herein incorporated by reference).
10.1	Second Amended and Restated Investment Advisory and Management Services Agreement dated June 5, 2013 by and between the Company and the Adviser (filed herewith).
10.2	Loan and Security Agreement by and between the Company and Main Street Capital Corporation (previously filed as Exhibit (k)(2) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2/A filed on January 14, 2011 and herein incorporated by reference).
10.3	Revolving Promissory Note (previously filed as Exhibit (k)(3) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2/A filed on January 14, 2011 and herein incorporated by reference).
10.4	Amended and Restated Subscription Escrow Agreement with Wells Fargo Bank (previously filed as Exhibit (k)(1) to the Company's Post Effective Amendment No. 3 to its Registration Statement on Form N-2/A filed on November 4, 2011 and herein incorporated by reference).
10.5	Fund Administration Servicing Agreement by and between the Company and US Bancorp Fund Services, LLC (previously filed as Exhibit 10.9 to the Company's Annual Report on Form10-K for the year ended December 31, 2010 filed on March 31, 2011 and herein incorporated by reference).
10.6	Fund Accounting Servicing Agreement by and between the Company and US Bancorp Fund Services, LLC (previously filed as Exhibit 10.10 to the Company's Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 31, 2011 and herein incorporated by reference).
10.7	Distribution Reinvesment Plan (previously filed as Exhibit E to the Company's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2/A filed on November 24, 2010 and herein incorporated by reference).
10.8	Assignment and Assumption Agreement (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 31, 2011 and herein incorporated by reference).
10.9	Custody Agreement dated August 13, 2012 by and between the Company and U.S. Bank National Association (previously filed as Exhibit 10.11 to the Company's Current Report on Form 8-K filed on August 17, 2012 and herein incorporated by reference).
10.10	Expense Support Agreement dated November 9, 2011 by and between the Company and Adviser (previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed on November 14, 2011 and herein incorporated by reference).

Exhibit No.	Description
10.11	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, by and between 405 TRS I, LLC and Citibank, N.A, each dated as of July 13, 2012 (previously filed as Exhibit 10.13 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.12	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of May 10, 2013 (previously filed as Exhibit 10.12 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.13	Loan and Servicing Agreement, together with Exhibits thereto, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, Lenders and Lenders Agents from time to time party hereto and U.S. Bank National Association, each dated as of July 24, 2012 (previously filed as Exhibit 10.15 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.14	Purchase and Sale Agreement by and between the Company and BDCA Funding I, LLC, dated as of July 24, 2012 (previously filed as Exhibit 10.16 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.15	Collection Account Agreement by and among U.S. Bank National Association, Wells Fargo Securities, LLC, BDCA Funding I, LLC and the Company, dated as of July 24, 2012 (previously filed as Exhibit 10.17 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.16	Amendment No. 1 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of January 14, 2013 (previously filed as Exhibit 10.16 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,2013 filed on May 15, 2013 and herein incorporated by reference).
10.17	Amendment No. 2 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.17 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.18	Amendment No. 1 to Purchase and Sale Agreement, entered into by and between BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association and U.S. Bank National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.18 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.19	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of July 18, 2013 (filed herewith).
14	Code of Ethics (previously filed as Exhibit 14.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 31, 2011 and herein incorporated by reference).
21	Subsidiaries of the Registrant (previously filed as Exhibit 21 to the Company's Annual Report on Form10-K for the year ended December 31, 2012 filed on March 21, 2013 and herein incorporated by reference).
31.1	Certification of the Principal Executive Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

Exhibit No.	Description
31.2	Certification of the Principal Financial Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
32	Written statement of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:	/s/ Nicholas S. Schorsch Name: Nicholas S. Schorsch Title: Chairman and Chief Executive Officer (Principal Executive Officer)
By:	/s/ Nicholas Radesca Name: Nicholas Radesca Title: Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

Date: August 13, 2013